As filed with the Securities and Exchange Commission on April 30, 2015

1933 Act Registration No. 333-144272

1940 Act Registration No. 811-4160

CIK No. 0000757552

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 35

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

(Exact Name of Registrant)

Lincoln Ensemble III VUL

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of Depositor’s principal executive offices)

Adam Ciongli

The Lincoln National Life Insurance Company

150 North Radnor Chester Road

Radnor, PA 19087

(Name and address of agent for service)

Copies to:

John L. Reizian

The Lincoln National Life Insurance Company

350 Church Street

Hartford, CT 06103

Title and amount of Securities being registered:

Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Form 24F-2 for the December 31, 2014 was filed on March 19, 2015.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b)

☒  On May 1, 2015 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  On [date], pursuant to paragraph (a)(1) of Rule 485.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

May 1, 2015

Lincoln Ensemble III VUL

Lincoln Life Flexible Premium Variable Life Account JF-A

Flexible Premium Variable Life Insurance Policy

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

One Granite Place, Concord, New Hampshire 03301 Telephone No.: 1-800-487-1485

This Prospectus describes the Lincoln Ensemble III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JF-A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios,
Inc.

American Funds Insurance Series

Delaware VIP® Trust

Deutsche Investments VIT Funds

Fidelity® Variable Insurance Products

Franklin Templeton Variable Insurance
Products Trust

Goldman Sachs Variable Insurance Trust

Lincoln Variable Insurance Products Trust

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

ProFund® VP

T. Rowe Price Equity Series, Inc.

Vanguard® Variable Insurance Fund

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 487-1485 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

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policy benefits/risks summary

▶  POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

▶  ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

▶  DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

Choice of Death Benefit Option: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Coverage Guarantee: If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required no-lapse premiums, and the no-lapse guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

▶  ACCESS TO CASH VALUE

Loans: You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

Partial Withdrawals: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

Surrenders: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

▶  FLEXIBILITY OF PREMIUMS

After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

▶  "FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

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▶  OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

▶  SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

▶  GENERAL ACCOUNT

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

▶  TRANSFERS

General: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

Dollar Cost Averaging: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

Portfolio Rebalancing: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

▶  SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

▶  CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

▶  TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

▶  SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

policy risks

▶  DATES

The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

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▶  INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

▶  POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "The Company", "The Separate Account" and the "General Account." The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits.

Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.

▶  SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

▶  RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

▶  TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

▶  WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

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▶  LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

▶  CYBER ATTACK

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

portfolio risks

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

fee tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulation Value among the Divisions and the General Account.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Premium Load (1)	Each Premium Payment	Guaranteed: 3% of premium in all years Current: 3% of premium in Policy Years 1-10, 0% thereafter

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TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Tax Charge (1)	Each Premium Payment	2.5% of premium
Federal Income Tax Charge (1)	Each Premium Payment	1.25% of premium
Surrender Charge (2)	Policy surrender, partial withdrawal, or decrease in Specified Amount in first nine Policy Years and first nine years after any increase in Specified Amount	MAXIMUM = $47.04 per $1,000 of Specified Amount (Policy
surrendered in 1st Policy Year for male smoker age 68)
MINIMUM = $.36 per $1,000 of Specified Amount (Policy
surrendered in 9th Policy Year, for female non-smoker,
ages 0 through 15)
For 42 year old, male non-smoker, Preferred Plus rating class:
$12.28 per $1,000 of Specified Amount in Policy Year 1, declining to $2.45 per $1,000 of Specified Amount in Policy
Year 9
Transfer Fees	Upon Transfer	$0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 per transfer guaranteed maximum
Withdrawal Charge	Upon Withdrawal	The lesser of $50 or 2% of the partial withdrawal amount.
In-force Policy Illustrations	Upon Request	$50 (3)
Net Policy Loan Interest Rate (4)	Upon each Policy Anniversary or, when applicable, loan repayment, Policy surrender, reinstatement of Policy or death of the Insured	Type A Loan: 0% (5) Type B Loan: 1% annually (5)

(1)  Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 29.

(2)  This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year:

Policy Year		Surrender Charge As Percentage of Initial Surrender Charge
0-5		100%
6		80%
7		60%
8		40%
9		20%
10	+	0%

  For more information and an example, see "Charges Deducted upon Surrender" at page 30 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

  If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 31.

  The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4)  The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5)  No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See "Policy Loans", beginning on page (33).

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The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolios' fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance (per $1,000 of net amount at risk) (1), (5)	Monthly on Monthly Anniversary Date	Minimum: $0.06 per $1,000 Maximum: $83.33 per $1,000 For 42 year old male non-smoker, Preferred Plus rating class: Current: $0.05 per $1,000 Guaranteed: $0.30 per $1,000
Acquisition Charge (per $1,000 of Specified Amount) (2), (5)	Monthly on Monthly Anniversary Date	Maximum: $1.33 per $1,000 in Policy Year 1
$0.67 per $1,000 in Policy Year 2
$0.00 thereafter
For 42-year old male, non-smoker, Preferred Plus rating class:
$0.25 per $1,000 in Policy Year 1; $0.12 per $1000 in Policy
Year 2.
Mortality and Expense Risk Charge (3)	Accrued Daily	Maximum: Policy Years 1-25: 0.85% annually Policy Years 26+: 0.60% annually Current: Policy Years 1-25: 0.60% annually Policy Years 26+: 0.10% annually
Administrative Expense Charge	Monthly on Monthly Anniversary Date	$10 per month
Tax Charge	Each Valuation Period	Currently none (4)

(1)  The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 29.

(2)  The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-smoker, Preferred Plus rating class is $12.28 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 29.

(3)  The rates given are effective annual rates.

(4)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 30 below.

(5)  The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

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Currently we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Accumulation Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Supplemental Benefits" below.

RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accelerated Benefit	Deducted from benefit payment	$250
Accidental Death Benefit	Monthly on the Monthly Anniversary Date	$0.07 - $0.16 per $1000 of Insurance Risk (1), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.08 per $1,000 of Insurance Risk
Additional Coverage	Cost of Insurance (per $1,000 of net amount at risk) (8) (9)	Minimum: $0.06 per $1,000 Maximum: $83.33 per $1,000 For 42 year old male non-smoker, Preferred Plus rating class: Current: $0.05 per $1,000 Guaranteed: $0.30 per $1,000
	Unit Expense Charge, Deducted Monthly on the Monthly Anniversary Date	$0.01 per $1,000 of Rider Specified Amount
Rider Acquisition Charge, Deducted Monthly on the Monthly Anniversary Date	$0.04 to $1.33 per $1000 of Rider Specified Amount in Rider
Year 1; $0.02 to $0.67 per $1,000 of Rider Specified Amount in
Rider Year 2; $0.00 thereafter (2), (9)

42 year old male non-smoker, Preferred Plus rating class:
 $0.25 per $1,000 of Rider Specified Amount in Rider Year 1; $0.12
of Rider Specified Amount in Rider Year 2.
Rider Surrender Charge	$2.61 - $52.07 per $1000 of Rider Specified Amount in Rider
Years 1 through 9 (3), (9)
42 year old male non-smoker, Preferred Plus rating class:
 $28.32 in Policy Year 1, decreasing to $5.31 per $1,000 of Rider
Specified Amount in Policy Year 9
Automatic Increase	Monthly on the Monthly Anniversary Date	Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (4), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.01 per $1,000 of Rider Specified Amount
Children's Term Insurance	Monthly on the Monthly Anniversary Date	$.50 per $1000 of Death Benefit
Death Benefit Maintenance	Beginning at Attained Age 90, Monthly on the Monthly Anniversary Date	$6.80 per $1,000 of rider amount, offset by reduction in Cost of Insurance

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RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Disability Waiver of Deductions	Monthly on the Monthly Anniversary Date	4.8% - 23.7% increase in monthly charges (5), (9) 42 year old male non-smoker, Preferred Plus rating class: 7.5% increase in monthly charges
Disability Waiver of Specified Premium	Monthly on the Monthly Anniversary Date	$0.017 - 0.14 per $1 of Specified Premium waived (6), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.05 per $1 of Specified Premium waived
Guaranteed Death Benefit	Monthly on the Monthly Anniversary Date	$0.01 per $1000 of Specified Amount.
Guaranteed Insurability Rider	Monthly on the Monthly Anniversary Date	$0.03 - $0.16 per $1,000 of Specified Amount (7), (9) 35 year old male non-smoker, Preferred Plus rating class: $0.11 per $1,000 of Specified Amount (10)
Spouse Term Rider	Monthly on the Monthly Anniversary Date	$0.07 - $25.48 per $1,000 of Death Benefit (8), (9) 42 year old female non-smoker, Preferred Plus rating class: $.20 per $1,000 of Death Benefit
Supplemental Coverage Rider	COI Charge, Deducted Monthly on Monthly Anniversary Date	$0.06 - $83.33 per $1,000 of Net Amount at Risk attributable to the Rider (8), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.30 per $1,000 of Rider Specified Amount
Rider Acquisition Charge, Deducted Monthly on Monthly Anniversary Date	$0.04 to $1.33 per $1,000 of Rider Specified Amount in Rider Year 1
and $0.02 to $0.67 per $1,000 of Rider Specified Amount in Rider
Year 2 (2), (9)

42 year old male non-smoker, Preferred Plus rating class (8):
$.25 per $1,000 of Rider Specified Amount in Rider
Year 1 and $.12 per $1,000 of Rider Specified
Amount in Rider Year 2
	Unit Expense Charge, deducted Monthly on Monthly Anniversary date	Guaranteed: $0.01 per $1,000 Rider Specified Amount

(1)  The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.

(3)  This charge varies depending on the Issue Age, risk classification and sex of the Insured. The calculation and operation of this charge is similar to the calculation of the Surrender Charge on the Policy. See note (2) on page 7.

(4)  The monthly rate for this rider is based on Issue Age of the Insured.

(5)  The charge percentage for this rider is based on Attained Age of the Insured.

(6)  The monthly rate for this rider is based on sex, Attained Age, and rating class of the Insured.

(7)  The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(8)  This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.

(9)  The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(10)  This rider is not available to Insureds beyond Issue Age 40.

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The following table shows the annual fund fees and expenses that are deducted daily from the Portfolios in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each Portfolio.

These fees and expenses may change at any time.

Charges Assessed Against the Underlying Funds
	Maximum		Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.89	%(1)	0.21%

(1)  The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.19%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

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definitions

Accumulation Value—The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age—The Insured's age at his/her nearest birthday.

Allocation Date—The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age—The Insured's age at the last Policy Anniversary.

Beneficiary—The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

Cash Value—The Accumulation Value less any Surrender Charge.

Code—The Internal Revenue Code of 1986, as amended.

Company—The Lincoln National Life Insurance Company.

Cost of Insurance—A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Cumulative Minimum Premium—An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

Date of Receipt—Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

Death Benefit—The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

Death Benefit Options—The methods for determining the Death Benefit.

Division—A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

Fund—An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account—A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

Grace Period—The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the no-lapse guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured—The person on whose life the Policy is issued.

Issue Age—The Age of the Insured on the Policy's Issue Date.

Issue Date—The effective date on which we issue the Policy.

Load Basis Amount—An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

Loan Value—Generally, 100% of the Policy's Cash Value on the date of a loan.

Minimum Annual Premium—The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

Monthly Anniversary Date—The same day in each month as the Policy Date.

Net Premium—The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

Policy—The life insurance contract described in this Prospectus.

Policy Date—The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such

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month. You may request the Policy Date. If You do not request a date, it is the either date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

Policy Debt—The sum of all unpaid policy loans and accrued interest thereon.

Portfolio—A separate investment series of one of the Funds.

Premium Load—A charge we assess against premium payments.

Proof of Death—One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC—Securities and Exchange Commission.

Separate Account JF-A or the Separate Account—Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

Service Office—Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

Specified Amount—The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy.

The Specified Amount is used in determining the Death Benefit.

State—Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Charge—An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

Surrender Value—Cash Value less any Policy Debt.

Target Premium—The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date—The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

Valuation Period—The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

the company

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln

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Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-487-1485.

At December 31, 2014 the Company and its subsidiaries had total assets of approximately $253.4 billion and had $568.1 billion of insurance in force, while total assets of Lincoln National Corporation were $253.4 billion

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-487-1485 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

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the separate account

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account JF-A was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

Divisions. The Policies presently offer fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

fund participation agreements

In order to make the Portfolio available, Lincoln Life has entered into agreements with the trusts or corporations or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the portfolio; processing dividend

15

payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.35% based upon the assets of a Portfolio attributable to the Policies. Additionally, a Portfolio's advisor and/or distributor (or its affiliate's) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, Deutsche VIP Trust, Fidelity® Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFunds VP and T. Rowe Price Equity Series, Inc.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

distribution of the policies and compensation

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition,

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staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

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investment and fixed account options

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

Selecting Investment Options

◆  Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

◆  Understand the risks associated with the options you choose. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.

◆  Be informed. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

▶  SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 54 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios, Inc.
American Funds Insurance Series
Delaware VIP® Trust
Deutsche Investments VIT Funds
Fidelity® Variable Insurance Products Fund
  ("VIP")

Franklin Templeton Variable Insurance Products
  Trust
Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust ("LVIP")
MFS® Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFund® VP
T. Rowe Price Equity Series, Inc.
Vanguard® Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment

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objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

▶  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is

the investment adviser to the DWS Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

PORTFOLIO CHOICES

LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Growth Fund (Class 2)	Capital growth	Capital Research and Management Company ("Capital")
Fidelity® VIP Growth Portfolio (Initial Class)	To achieve capital appreciation.	Fidelity Management & Research Company ("FMR")
Goldman Sachs VIT Strategic Growth Fund (Institutional Shares)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.
LVIP Wellington Capital Growth Fund (Standard Class) (formerly LVIP Capital Growth Fund)	Capital growth.	Wellington Management Company, LLP ("Wellington")
LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)	Long-term capital appreciation.	Delaware Management Company ("DMC")
LVIP T. Rowe Price Growth Stock Fund (Standard Class)	Long-term capital growth.	T. Rowe Price Associates, Inc.
ProFund® VP Large-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the "index").	ProFund Advisors LLC ("ProFund")
LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation.	FMR

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PORTFOLIO CHOICES

LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP SSgA S&P 500 Index Fund(1) (Standard Class)	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S. as represented by the S&P 500 Index.	State Street Global Advisors (SSgA) Funds Management, Inc. ("SSgA")
LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Growth-Income Fund (Class 2)	Long-term growth of capital and income.	Capital
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Reasonable income with consideration of the potential for capital appreciation.	FMR
LVIP MFS Value Fund (Standard Class)	Capital appreciation.	Massachusetts Financial Services Company ("MFS")
ProFund® VP Large-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the "index").	ProFund
MID-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Columbia Small-Mid Cap Growth Managed Volatility Fund (Standard Class) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)	Capital appreciation.	Columbia Management Investment Advisors, LLC
MID-CAP CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	FMR
Vanguard® VIF Mid-Cap Index Portfolio	To track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group
MID-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP Value Fund (Class II)	Long-term capital growth; Income is a secondary consideration.	American Century Investment Management, Inc.
LVIP JPMorgan Mid-Cap Value Managed Volatility Fund (Standard Class) (formerly LVIP JPMorgan Mid-Cap Value RPM Fund)	Long-term capital appreciation.	J.P. Morgan Investment Management, Inc.
LVIP Wellington Mid-Cap Value Fund (Standard Class) (formerly LVIP Mid-Cap Value Fund)	Long-term capital appreciation.	Wellington
SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
Deutsche Small Cap Index VIP Portfolio (Class B)	Replicate as closely as possible, before the deduction of expenses, the performance of the Russell 2000®(2) Index, which emphasizes stocks of small U.S. companies.	Deutsche
LVIP SSgA Small-Cap Index Fund (Standard Class)	To approximate as closely as practicable before fees and expenses, the performance of the Russell 2000®(2) Index, which emphasizes stock of small U.S. companies.	SSgA

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PORTFOLIO CHOICES

SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
ProFund® VP Small-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index.	ProFund
Vanguard® VIF Small Company Growth Portfolio	To provide long-term capital appreciation.	The Vanguard Group
SMALL-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Franklin Small Cap Value VIP Fund (Class 2)	Long-term total return.	Franklin Advisory Services, LLC
ProFund® VP Small-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "index").	ProFund
INTERNATIONAL LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP International Fund (Class I)	Capital growth.	American Century Global Investment Management, Inc.
LVIP MFS International Growth Fund (Standard Class)	Long-term capital appreciation.	Marsico Capital Management, LLC
ProFund® VP Asia 30	Investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index. ("the index")	ProFund
ProFund® VP Europe 30	Investment results, before fees and expenses, that correspond to the performance of theProFunds Europe 30 Index. ("the index")	ProFund
INTERNATIONAL LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Templeton Growth Managed Volatility Fund (Standard Class) (formerly LVIP Templeton Growth RPM Fund)	Long-term capital growth.	Templeton Investment Counsel, LLC
INTERNATIONAL LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Templeton Foreign VIP Fund (Class 2)	Long-term capital growth.	Templeton Investment Counsel, LLC
SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
MFS VIT Utilities Series (Initial Class)	Total return.	MFS
ProFund® VP Financials	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the "index").	ProFund
ProFund® VP Health Care	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. HealthcareSM Index (the "index").	ProFund
ProFund® VP Technology	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "index").	ProFund

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PORTFOLIO CHOICES

SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
Vanguard® VIF REIT Index Portfolio	To provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs	The Vanguard Group
FIXED INCOME
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2)	As a high level of current income as is consistent with the preservation of capital.	FMR
LVIP Delaware Bond Fund(4) (Service Class)	Maximum current income (yield) consistent with a prudent investment strategy.	DMC
Delaware VIP® High Yield Series(3) (Standard Class)	Total return and, as a secondary objective, high current income.	DMC
PIMCO VIT Total Return Portfolio (Administrative Class)	Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
ProFund® VP Rising Rates Opportunity	Daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (–1.25%) of the daily movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ProFund® VP U.S. Government Plus	Daily results that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Delaware Foundation® Conservative Allocation Fund(4) (Service Class)	A combination of current income and preservation of capital with capital appreciation.	DMC
LVIP Growth Conservative Allocation Managed Risk Fund(5) (Standard Class) (formerly LVIP Managed Risk Profile Conservative Fund)	High level current income with some consideration given to growth of capital.	Lincoln Investment Advisors Corporation ("LVIP")
LVIP Global Moderate Allocation Managed Risk Fund(5) (Standard Class) (formerly LVIP Managed Risk Profile Moderate Fund)	Balance between high level of current income and growth of capital, with an emphasis on growth of capital.	LVIP
LVIP Global Growth Allocation Managed Risk Fund(5) (Standard Class) (formerly LVIP Managed Risk Profile Growth Fund)	Balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.	LVIP
LVIP Managed Risk Profile 2010 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP Managed Risk Profile 2020 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP Managed Risk Profile 2030 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP

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PORTFOLIO CHOICES

ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Managed Risk Profile 2040 Fund(5) (Standard Class)	The highest total return over time with an increased emphasis on capital preservation as the target date approaches.	LVIP
LVIP SSgA Global Tactical Allocation Managed Volatility Fund(5) (Standard Class) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)	Long-term growth of capital.	LVIP
MONEY MARKET
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Money Market Fund (Standard Class)	To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).	DMC

RESTRICTED FUNDS

PORTFOLIO NAME

MFS VIT Research Series (Initial Class): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price Mid-Cap Growth (Class II): This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

(1)  The Index this portfolio is managed to (the "Index") is a product of S&P Dow Jones Indices LLC ("SPDJI") and has been licensed for use by one or more of the portfolio's service providers ("Licensee"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee's product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).

(2)  Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® is a trademark of Russell Investment Group.

(3)  Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4)  Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.

(5)  These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

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We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. These risk management strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. The success of the advisor's risk management strategy depends, in part, on the advisor's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Portfolio's benefit. There is no guarantee that the strategy can achieve or maintain the Portfolio's optimal risk targets. The Portfolio's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Portfolio may not perform as expected. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.

▶  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

▶  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a)  to operate the Separate Account in any form permitted by law;

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(b)  to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)  to transfer assets from one Division to another, or from any Division to our general account;

(d)  to add, combine, or remove Divisions in the Separate Account;

(e)  to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 31; and

(f)  to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

▶  GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

policy choices

▶  GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

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▶  PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).

If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 32).

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

▶  MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a Modified Endowment Contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance

▶  COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation

26

instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

▶  BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

▶  ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

▶  DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

Option I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

Option II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Option III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

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Death Benefit Qualification Test

You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

Following are the Corridor Percentages under the Guideline Premium Test:

Corridor Percentages
(Attained Age of the Insured at the
Beginning of the Contract Year)

Age	%	Age	%	Age	%	Age		%
0-40	250%	50	185%	60	130%	70		115%
41	243	51	178	61	128	71		113
42	236	52	171	62	126	72		111
43	229	53	164	63	124	73		109
44	222	54	157	64	122	74		107
45	215	55	150	65	120	75-90		105
46	209	56	146	66	119	91		104
47	203	57	142	67	118	92		103
48	197	58	138	68	117	93		102
49	191	59	134	69	116	94	+	101

The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.

The tests differ as follows:

(1)  the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

(2)  the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in

Accumulation Value will generally be greater under the cash value accumulation test.

(3)  If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

(4)  If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

	Cash Value Accumulation Test	Guideline Premium Test
Specified Amount	100,000	100,000
Accumulation Value	52,500	52,500
Corridor Percentage	288%	215%
Total Premiums less Withdrawals	15,000	15,000
Death Benefit Option I	151,200	112,875
Death Benefit Option II	152,500	152,500
Death Benefit Option III	N/A	115,000

Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

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Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

▶  TRANSFERS AND ALLOCATIONS
TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and

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reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

Transfer and financial requests received in good order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. Due to these limitations, if you want to transfer all of the value from the General

30

Account to one or more Division, it may take several years to do so. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

▶  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

▶  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

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You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

policy values

▶  ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

  (i)  the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, plus

  (ii)  any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

  (iii)  all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

  (iv)  the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

  (v)  all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i)  is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and

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expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

  (ii)  is the amount allocated to the Divisions at the beginning of the Policy Year;

  (iii)  is the Type B loan balance at the beginning of the Policy Year; and

  (iv)  is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

See "Policy Loans" for a description of Type B loans.

▶  UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

▶  NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the sum of:

(a)  the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

(b)  the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2)  is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3)  is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

▶  SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

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charges & fees

▶  CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto Rico) the following fees and charges:

◆  a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

◆  a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

◆  a Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.

The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% for the first 10 Policy Years, 3.75% after Policy Year 10 before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.

The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

▶  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

iv) the cost of optional benefits provided by rider, plus

v) a monthly Acquisition Charge on the amount of the increase during the first 24 months following any increase in Specified Amount, plus

vi) the cost of optional benefits provided by rider.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by 1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

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iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is

$66.65, resulting in a maximum Acquisition Charge of $1.33 per month per $1000 of Specified Amount in year 1 and $0.67 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

▶  CHARGES & FEES ASSESSED AGAINST
THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

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The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers
or Withdrawal

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

▶  CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, sex of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

Policy Year		Surrender Charge as Percentage of Initial Surrender Charge*
0-5		100%
6		80%
7		60%
8		40%
9		20%
10	+	0%

*May be lower at some ages

For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228.00. The Surrender Charge applicable in any Policy Year therefore would be as follows:

Policy Year		Surrender Charge
0-5		$1,228.00
6		$982.40
7		$736.80
8		$491.20
9		$245.60
10	+	0

We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount.

The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68.

A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

▶  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount

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divided by the Specified Amount before the decrease times the then-current Surrender Charge.

▶  SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

policy rights

▶  SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

▶  WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

◆  The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

◆  The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

◆  The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to

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Defer Payment", "Policy Changes" and "Payment of Benefits".)

▶  SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

◆  There must be a minimum of $25,000 Surrender Value in the policy.

◆  The policy must have reached its fifth policy anniversary.

◆  The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

◆  The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

◆  You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

◆  The fee that you will be charged will be the Administrative Fee of $50.

◆  Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the

Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

◆  The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

◆  Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

◆  Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

▶  GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse

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pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

▶  NO-LAPSE GUARANTEE

A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required no-lapse premiums. Consult your Policy for minimum premium requirements and no-lapse periods.

There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

◆  if you have selected Death Benefit Option III;

◆  if you have selected the Automatic Increase Rider;

◆  if you change your Death Benefit from Option I to Option II;

◆  if your Policy lapses and is subsequently reinstated.

▶  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

◆  The Policy has not been fully surrendered.

◆  You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

◆  We must receive evidence of insurability satisfactory to us.

◆  We must receive a premium payment sufficient, after deduction of any policy expense charges, to restore the Cash Value to an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement.

◆  If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

◆  Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

▶  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

◆  Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

◆  The Death Benefit Option in effect may not be changed;

◆  No further premiums will be accepted;

◆  No further Monthly Deductions will be taken;

◆  The Monthly Accumulation Value Adjustment will no longer apply;

◆  The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

◆  Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

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▶  RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

▶  POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS—Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account)

that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all

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Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

▶  POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

Increase or Decrease in Specified Amount

You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year, so long as you send a written request to our Service Office. However:

◆  Any increase or decrease must be at least $25,000.

◆  You must be under Attained Age 86 at the time you request an increase.

◆  Any increase or decrease will affect your cost of insurance charge.

◆  Any increase or decrease may affect the monthly Accumulation Value Adjustment.

◆  We may require evidence of insurability for an increase.

◆  Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

◆  Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

◆  We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.

◆  Any increase will result in a new Surrender Charge.

◆  We will assess a pro rata Surrender Charge on decreases.

◆  Any increase during the first 5 Policy Years will result in an increase in the Minimum Premium

◆  There must be 12 months between increases or decreases.

◆  Any decrease may result in federal tax implications (See "Federal Tax Matters").

◆  No decrease may decrease the Specified Amount below $25,000.

◆  Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

◆  We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.

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Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

◆  The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

◆  There will be no change in the Surrender Charge.

◆  Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

◆  If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

◆  If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

◆  If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

◆  If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

◆  Changes from Option I or II to Option III are not allowed.

We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

▶  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

▶  SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

◆  Accelerated Benefit Rider—pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

◆  Accidental Death Benefit Rider—provides a benefit in the event of accidental death, subject to the terms of the rider.

◆  Additional Coverage Rider—provides coverage in addition to the base coverage provided by the Policy.

The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the Policy with the Rider attached is $100,000. The Rider Specified Amount is added to the Policy Specified Amount to determine the Death Benefit, the Net Amount at Risk and the Cost of Insurance. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

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There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 11 and 12 of the Prospectus.

The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and Policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

◆  Automatic Increase Rider—allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

◆  Children's Term Insurance Rider—provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

◆  Death Benefit Maintenance Rider—Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

◆  Disability Waiver of Deductions—In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

◆  Disability Waiver of Specified Premium—If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

◆  Guaranteed Death Benefit Rider—guarantees that the Policy will stay in force during the guarantee period with a Death

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Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

◆  Guaranteed Insurability Rider—allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

◆  Spouse Term Rider—provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

◆  Supplemental Coverage Rider—allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

death benefit

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

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policy settlement

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available Settlement Options.

If you request a lump sum settlement of the Death Benefits proceeds and the amount of proceeds is over $10,000, the money will be placed into a SecureLine® account in your name or the name of the beneficiary if appropriate. SecureLine® is a service we offer to help manage the surrender proceeds. With SecureLine®, an interest bearing draft account is established from the proceeds payable on a policy administered by us. You (or the beneficiary) are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing a check, we will send a checkbook so that access may be had to the account by writing a check. The proceeds may be left in this account, or checks may be written right away. If the entire proceeds are desired immediately, a check may be written for the entire account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. If requested, proceeds may be paid directly to the designated receipant instead of applied to the SecureLine® account. As of January 17, 2012, we no longer offer SecureLine® for withdrawals or surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for death benefit proceeds.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that a tax advisor be consulted to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the SecureLine® account may be more or less than the rate earned on funds held in our General Account.

There are no monthly fees. A fee may be charged for any request to stop payment or if a check is presented for payment without sufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

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additional information

▶  REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous Policy year;

4. Any reports required by the 1940 Act.

Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-487-1485.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

▶  RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a

46

small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

▶  DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

▶  STATE REGULATION

Lincoln Life is governed under the laws of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

▶  RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

▶  LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings

47

include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the

Statement of Additional Information for possible additional information regarding legal proceedings.

▶  FINANCIAL STATEMENTS

The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company are located in the SAI.

▶  EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

tax matters

▶  GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

▶  FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

▶  LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance

48

with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to

49

an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department ("Treasury") may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be

50

responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Treasury imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Treasury Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

▶  CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax

51

charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

▶  UNEARNED INCOME MEDICARE CONTRIBUTION

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.

miscellaneous policy provisions

▶  THE POLICY

The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

In addition to changes in ownership or beneficiary designations, you should be careful that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

▶  PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

▶  SUICIDE AND INCONTESTABILITY

Suicide Exclusion—In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this

Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

Incontestability—We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

▶  PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

▶  NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

▶  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

52

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

▶  MISSTATEMENTS

If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

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appendix a

▶  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980

Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .55% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .35% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2014. The investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .35% expense figure is an arithmetic average of the annual expenses of the LVIP Funds, the AFIS Portfolios, the American Century VP Portfolios, the Delaware VIP High Yield Series, the Goldman Sachs Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Total Return Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks

A-1

Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 25 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of –1.50%, 4.50% and 10.50%, respectively, on a current basis, and –1.75%, 4.25% and 10.25% on a guaranteed basis.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

A-2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.50%) (Guaranteed) 12% (10.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,247	0	100,000	1,080	0	100,000
2	4,305	2,797	1,306	100,000	2,427	936	100,000
3	6,620	4,683	3,192	100,000	4,068	2,577	100,000
4	9,051	6,760	5,269	100,000	5,845	4,354	100,000
5	11,604	9,051	7,560	100,000	7,769	6,278	100,000
6	14,284	11,587	10,394	100,000	9,856	8,663	100,000
7	17,098	14,390	13,496	100,000	12,117	11,223	100,000
8	20,053	17,490	16,894	100,000	14,569	13,973	100,000
9	23,156	20,920	20,622	100,000	17,226	16,928	100,000
10	26,414	24,711	24,711	100,000	20,109	20,109	100,000
15	45,315	51,129	51,129	100,000	39,011	39,011	100,000
20	69,439	95,923	95,923	117,026	70,263	70,263	100,000
25	100,227	171,026	171,026	198,390	124,155	124,155	144,020
30	139,522	299,144	299,144	320,084	213,188	213,188	238,111
35	189,673	515,298	515,298	541,063	360,218	360,218	378,229
40	253,680	875,001	875,001	918,751	594,424	594,424	624,145
45	335,370	1,467,469	1,467,469	1,540,843	957,129	957,129	1,004,986
50	439,631	2,460,418	2,460,418	2,485,022	1,548,471	1,548,471	1,563,956

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.00% on the current basis and 10.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.50%) (Guaranteed) 12% (10.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,247	0	100,000	1,080	0	100,000
2	4,305	2,797	1,306	100,000	2,427	936	100,000
3	6,620	4,683	3,192	100,000	4,068	2,577	100,000
4	9,051	6,760	5,269	100,000	5,845	4,354	100,000
5	11,604	9,051	7,560	100,000	7,769	6,278	100,000
6	14,284	11,587	10,394	100,000	9,856	8,663	100,000
7	17,098	14,390	13,496	100,000	12,117	11,223	100,000
8	20,053	17,490	16,894	100,000	14,569	13,973	100,000
9	23,156	20,920	20,622	100,000	17,226	16,928	100,000
10	26,414	24,711	24,711	100,000	20,109	20,109	100,000
15	45,315	51,129	51,129	100,724	39,011	39,011	100,000
20	69,439	94,410	94,410	164,274	69,702	69,702	121,282
25	100,227	164,165	164,165	254,456	115,782	115,782	179,462
30	139,522	278,617	278,617	392,850	183,221	183,221	258,342
35	189,673	460,894	460,894	599,163	277,513	277,513	360,767
40	253,680	747,205	747,205	911,590	406,078	406,079	495,415
45	335,370	1,191,661	1,191,661	1,382,327	574,447	574,447	666,358
50	439,631	1,882,052	1,882,052	2,089,078	800,027	800,027	888,030

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.00% on the current basis and 10.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.50%) (Guaranteed) 12% (10.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,242	0	101,242	1,073	0	101,073
2	4,305	2,782	1,291	102,782	2,405	914	102,405
3	6,620	4,649	3,158	104,649	4,020	2,529	104,020
4	9,051	6,698	5,207	106,698	5,757	4,266	105,757
5	11,604	8,946	7,457	108,948	7,622	6,131	107,622
6	14,284	11,429	10,236	111,429	9,625	8,432	109,625
7	17,098	14,160	13,266	114,160	11,771	10,877	111,771
8	20,053	17,168	16,570	117,166	14,067	13,471	114,067
9	23,156	20,478	20,180	120,470	16,519	16,221	116,519
10	26,414	24,116	24,116	124,116	19,132	19,132	119,132
15	45,315	48,869	48,869	148,869	35,020	35,020	135,020
20	69,439	88,313	88,313	188,313	56,891	56,891	156,891
25	100,227	152,184	152,184	252,184	85,862	85,862	185,862
30	139,522	258,239	258,239	358,239	123,113	123,113	223,113
35	189,673	430,630	430,630	530,630	165,283	165,283	265,283
40	253,680	710,924	710,924	810,924	206,425	206,425	306,425
45	335,370	1,167,993	1,167,993	1,267,993	228,259	228,259	328,259
50	439,631	1,917,253	1,917,253	2,017,253	201,042	201,042	301,042

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.00% on the current basis and 10.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.50%) (Guaranteed) 12% (10.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,242	0	101,242	1,073	0	101,073
2	4,305	2,782	1,291	102,782	2,405	914	102,405
3	6,620	4,649	3,158	104,649	4,020	2,529	104,020
4	9,051	6,698	5,207	106,698	5,757	4,266	105,757
5	11,604	8,948	7,457	108,948	7,622	6,131	107,622
6	14,284	11,429	10,236	111,429	9,625	8,432	109,625
7	17,098	14,160	13,266	114,160	11,771	10,877	111,771
8	20,053	17,166	16,570	117,166	14,067	13,471	114,067
9	23,156	20,478	20,180	120,478	16,519	16,221	116,519
10	26,414	24,166	24,115	124,116	19,132	19,132	119,132
15	45,315	48,869	48,869	148,869	35,020	35,020	135,020
20	69,439	88,313	88,313	188,313	56,891	56,891	156,891
25	100,227	152,184	152,184	252,184	85,862	85,862	185,862
30	139,522	258,201	258,201	364,064	123,113	123,113	223,113
35	189,673	428,000	428,000	556,399	165,283	165,283	265,283
40	253,680	694,725	694,725	847,564	206,425	206,425	306,425
45	335,370	1,108,794	1,108,794	1,286,201	228,259	228,259	328,259
50	439,631	1,751,995	1,751,995	1,944,714	201,042	201,042	301,042

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.00% on the current basis and 10.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-6

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.50%) (Guaranteed) 12% (10.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,241	0	102,000	1,070	0	102,000
2	4,305	2,777	1,286	104,000	2,395	904	104,000
3	6,620	4,638	3,147	106,000	3,999	2,508	106,000
4	9,051	6,681	5,190	108,000	5,720	4,229	108,000
5	11,604	8,925	7,434	110,000	7,565	6,074	110,000
6	14,284	11,399	10,206	112,000	9,345	8,362	112,000
7	17,098	14,126	13,232	114,000	11,663	10,769	114,000
8	20,053	17,130	16,534	116,000	13,929	13,333	116,000
9	23,156	20,444	20,146	118,000	16,349	16,051	118,000
10	26,414	24,093	24,093	120,000	18,929	18,929	120,000
15	45,315	49,176	49,178	130,000	34,787	34,787	130,000
20	69,439	90,611	90,611	140,000	57,793	57,793	140,000
25	100,227	161,482	161,482	187,319	93,044	93,044	150,000
30	139,522	283,137	283,137	302,956	155,766	155,766	155,670
35	189,673	488,383	488,383	512,803	266,267	266,267	279,580
40	253,680	829,939	829,939	871,436	442,342	442,342	464,459
45	335,370	1,392,525	1,392,525	1,462,151	715,115	715,115	750,870
50	439,631	2,335,391	2,335,392	2,358,744	1,159,798	1,159,798	1,171,396

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.00% on the current basis and 10.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
A-7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.50%) (Guaranteed) 6% (4.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,159	0	100,000	997	0	100,000
2	4,305	2,538	1,047	100,000	2,188	697	100,000
3	6,620	4,145	2,654	100,000	3,579	2,088	100,000
4	9,051	5,816	4,325	100,000	4,997	3,506	100,000
5	11,604	7,558	6,067	100,000	6,438	4,947	100,000
6	14,284	9,378	8,185	100,000	7,902	6,709	100,000
7	17,098	11,279	10,385	100,000	9,384	8,490	100,000
8	20,053	13,264	12,668	100,000	10,880	10,284	100,000
9	23,156	15,337	15,039	100,000	12,384	12,086	100,000
10	26,414	17,496	17,496	100,000	13,891	13,891	100,000
15	45,315	29,940	29,940	100,000	21,361	21,361	100,000
20	69,439	44,926	44,926	100,000	28,234	28,234	100,000
25	100,227	63,852	63,852	100,000	33,116	33,116	100,000
30	139,522	89,956	89,956	100,000	35,543	33,543	100,000
35	189,673	124,842	124,842	131,084	20,341	20,341	100,000
40	253,680	168,611	168,611	177,042	0	0	0
45	335,370	222,660	222,660	233,793	0	0	0
50	439,631	291,663	291,663	294,580	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.00% on the current basis and 4.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-8

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.50%) (Guaranteed) 6% (4.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,159	0	100,000	997	0	100,000
2	4,305	2,538	1,047	100,000	2,188	697	100,000
3	6,620	4,145	2,654	100,000	3,579	2,088	100,000
4	9,051	5,816	4,325	100,000	4,997	3,506	100,000
5	11,604	7,558	6,067	100,000	6,438	4,947	100,000
6	14,284	9,378	8,185	100,000	7,902	6,709	100,000
7	17,098	11,279	10,385	100,000	9,384	8,490	100,000
8	20,053	13,264	12,668	100,000	10,880	10,284	100,000
9	23,156	15,337	15,039	100,000	12,384	12,086	100,000
10	26,414	17,496	17,496	100,000	13,891	13,891	100,000
15	45,315	29,940	29,940	100,000	21,361	21,361	100,000
20	69,439	44,926	44,926	100,000	28,234	28,234	100,000
25	100,227	63,852	63,852	100,000	33,116	33,116	100,000
30	139,522	88,631	88,631	124,970	35,543	33,543	100,000
35	189,673	118,214	118,214	153,678	20,341	20,341	100,000
40	253,680	152,839	152,839	186,464	0	0	0
45	335,370	192,722	192,722	223,558	0	0	0
50	439,631	239,005	239,005	265,296	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.00% on the current basis and 4.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-9

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.50%) (Guaranteed) 6% (4.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,165	0	101,155	990	0	100,990
2	4,305	2,524	1,033	102,524	2,168	677	102,168
3	6,620	4,115	2,624	104,115	3,538	2,047	103,538
4	9,051	5,764	4,273	105,764	4,923	3,432	104,923
5	11,604	7,475	5,984	107,475	6,318	4,827	106,318
6	14,284	9,256	8,063	109,256	7,722	6,529	107,722
7	17,098	11,107	10,213	111,107	9,125	8,231	109,125
8	20,053	13,031	12,435	113,031	10,519	9,923	110,519
9	23,156	15,031	14,733	115,031	11,896	11,598	111,896
10	26,414	17,101	17,101	117,101	13,244	13,244	113,244
15	45,315	28,725	28,725	128,725	19,260	19,260	119,260
20	69,439	41,558	41,558	141,558	22,838	22,838	122,838
25	100,227	55,806	55,806	155,806	20,896	20,896	120,896
30	139,522	71,632	71,632	171,632	8,591	8,591	108,591
35	189,673	85,588	85,588	185,588	0	0	0
40	253,680	93,159	93,159	193,159	0	0	0
45	335,370	86,901	86,901	186,901	0	0	0
50	439,631	55,646	55,646	155,646	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.00% on the current basis and 4.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-10

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.50%) (Guaranteed) 6% (4.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,155	0	101,155	990	0	100,990
2	4,305	2,524	1,033	102,524	2,168	677	102,168
3	6,620	4,115	2,624	104,115	3,538	2,047	103,538
4	9,051	5,764	4,273	105,764	4,923	3,432	100,923
5	11,604	7,475	5,984	107,475	6,318	4,827	106,318
6	14,284	9,256	8,063	109,256	7,722	6,529	107,722
7	17,098	11,107	10,213	111,107	9,125	8,231	109,125
8	20,053	13,031	12,435	113,031	10,519	9,923	110,519
9	23,156	15,031	14,733	115,031	11,896	11,598	111,896
10	26,414	17,101	17,101	117,101	13,244	13,244	113,244
15	45,315	28,725	28,725	128,725	19,260	19,260	119,260
20	69,439	41,558	41,558	141,558	22,838	22,838	122,838
25	100,227	55,806	55,806	155,806	20,896	20,896	120,896
30	139,522	71,632	71,632	171,632	8,591	8,591	108,591
35	189,673	85,588	85,588	185,588	0	0	0
40	253,680	93,159	93,159	193,159	0	0	0
45	335,370	86,901	86,901	186,901	0	0	0
50	439,631	55,646	55,646	155,646	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.00% on the current basis and 4.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-11

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.50%) (Guaranteed) 6% (4.25%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,153	0	102,000	988	0	102,000
2	4,305	2,518	1,027	104,000	2,158	667	104,000
3	6,620	4,103	2,612	106,000	3,515	2,024	106,000
4	9,051	5,744	4,253	108,000	4,882	3,391	108,000
5	11,604	7,444	5,953	110,000	6,254	4,763	110,000
6	14,284	9,214	8,021	112,000	7,627	6,434	112,000
7	17,098	11,052	10,158	114,000	8,990	8,096	114,000
8	20,053	12,960	12,364	116,000	10,336	9,739	116,000
9	23,156	14,944	14,646	118,000	11,650	11,352	118,000
10	26,414	16,997	16,997	120,000	12,921	12,921	120,000
15	45,315	28,525	28,525	130,000	18,209	18,209	130,000
20	69,439	41,291	41,291	140,000	19,848	19,848	140,000
25	100,227	55,693	55,693	150,000	12,396	12,396	150,000
30	139,522	72,414	72,414	160,000	0	0	0
35	189,673	89,248	89,248	170,000	0	0	0
40	253,680	103,752	103,752	180,000	0	0	0
45	335,370	110,454	110,454	190,000	0	0	0
50	439,631	92,339	92,339	200,000	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.00% on the current basis and 4.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-12

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.50%) (Guaranteed) 0% (–1.75%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,072	0	100,000	915	0	100,000
2	4,305	2,290	799	100,000	1,960	469	100,000
3	6,620	3,649	2,158	100,000	3,131	1,640	100,000
4	9,051	4,980	3,489	100,000	4,248	2,757	100,000
5	11,604	6,284	4,793	100,000	5,307	3,816	100,000
6	14,284	7,568	6,375	100,000	6,308	5,115	100,000
7	17,098	8,282	7,934	100,000	7,243	6,349	100,000
8	20,053	10,065	9,469	100,000	8,109	7,513	100,000
9	23,156	11,279	10,981	100,000	8,899	8,601	100,000
10	26,414	12,462	12,462	100,000	9,605	9,605	100,000
15	45,315	18,067	18,067	100,000	11,746	11,746	100,000
20	69,439	22,152	22,152	100,000	10,830	10,830	100,000
25	100,227	24,738	24,738	100,000	4,652	4,652	100,000
30	139,522	25,715	25,715	100,000	0	0	0
35	189,673	22,431	22,431	100,000	0	0	0
40	253,680	10,935	10,935	100,000	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –1.00% on the current basis and –1.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-13

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.50%) (Guaranteed) 0% (–1.75%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,072	0	100,000	915	0	100,000
2	4,305	2,290	799	100,000	1,960	469	100,000
3	6,620	3,649	2,158	100,000	3,131	1,640	100,000
4	9,051	4,980	3,489	100,000	4,248	2,757	100,000
5	11,604	6,284	4,793	100,000	5,907	3,816	100,000
6	14,284	7,568	6,375	100,000	6,308	5,115	100,000
7	17,098	8,828	7,934	100,000	7,243	6,349	100,000
8	20,053	10,065	9,469	100,000	8,109	7,513	100,000
9	23,156	11,279	10,981	100,000	8,899	8,601	100,000
10	26,414	12,462	12,462	100,000	9,605	9,605	100,000
15	45,315	18,067	18,067	100,000	11,746	11,746	100,000
20	69,439	22,152	22,152	100,000	10,830	10,830	100,000
25	100,227	24,738	24,738	100,000	4,652	4,652	100,000
30	139,522	25,715	25,715	100,000	0	0	0
35	189,673	22,431	22,431	100,000	0	0	0
40	253,680	10,935	10,935	100,000	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –1.00% on the current basis and –1.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-14

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.50%) (Guaranteed) 0% (–1.75%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,068	0	101,068	909	0	100,909
2	4,305	2,277	786	102,277	1,942	451	101,942
3	6,620	3,624	2,133	103,624	3,095	1,604	103,095
4	9,051	4,936	3,445	104,936	4,186	2,696	104,186
5	11,604	6,217	4,726	106,217	5,211	3,720	105,211
6	14,284	7,473	6,280	107,473	6,169	4,976	106,169
7	17,098	8,700	7,806	108,700	7,051	6,157	107,051
8	20,053	9,898	9,302	109,898	7,852	7,256	107,852
9	23,156	11,068	10,770	111,068	8,564	8,266	108,564
10	26,414	12,201	12,201	112,201	9,180	9,180	109,180
15	45,315	17,406	17,406	117,406	10,634	10,634	110,634
20	69,439	20,663	20,663	120,663	8,633	8,633	108,633
25	100,227	21,906	21,906	121,906	1,289	1,289	101,289
30	139,522	20,646	20,646	120,646	0	0	0
35	189,673	13,922	13,922	113,922	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –1.00% on the current basis and –1.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-15

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.50%) (Guaranteed) 0% (–1.75%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,068	0	101,068	909	0	100,909
2	4,305	2,277	786	102,277	1,942	451	101,942
3	6,620	3,624	2,133	103,624	3,095	1,604	103,095
4	9,051	4,936	3,445	104,936	4,186	2,695	104,186
5	11,604	6,217	4,726	106,217	5,211	3,720	105,211
6	14,284	7,473	6,200	107,473	6,169	4,976	106,169
7	17,098	8,700	7,806	108,700	7,051	6,157	107,051
8	20,053	9,898	9,302	109,898	7,852	7,256	107,852
9	23,156	11,068	10,770	111,068	8,564	8,265	108,564
10	26,414	12,201	12,201	112,201	9,180	9,180	109,180
15	45,315	17,406	17,406	117,406	10,634	10,634	110,634
20	69,439	20,663	20,663	120,663	8,633	8,633	108,633
25	100,227	21,906	21,906	121,906	1,289	1,289	101,289
30	139,522	20,646	20,646	120,646	0	0	0
35	189,673	13,922	13,922	113,922	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –1.00% on the current basis and –1.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-16

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.50%) (Guaranteed) 0% (–1.75%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,066	0	102,000	906	0	102,000
2	4,305	2,271	780	104,000	1,931	440	104,000
3	6,620	3,611	2,120	106,000	3,071	1,580	106,000
4	9,051	4,914	3,423	108,000	4,143	2,652	108,000
5	11,604	6,182	4,691	110,000	5,142	3,651	110,000
6	14,284	7,423	6,230	112,000	6,064	4,871	112,000
7	17,098	8,632	7,738	114,000	6,901	6,007	114,000
8	20,053	9,808	9,212	116,000	7,643	7,047	116,000
9	23,156	10,953	10,655	118,000	8,281	7,983	118,000
10	26,414	12,056	12,056	120,000	8,802	8,802	120,000
15	45,315	17,004	17,004	130,000	9,319	9,319	130,000
20	69,439	19,603	19,603	140,000	4,802	4,802	140,000
25	100,227	19,421	19,421	150,000	0	0	0
30	139,522	14,898	14,898	160,000	0	0	0
35	189,673	167	167	170,000	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –1.00% on the current basis and –1.50% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-17

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-487-1485: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

A-18

LINCOLN ENSEMBLE III VUL

Offered by

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

IN CONNECTION WITH ITS LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

ONE GRANITE PLACE

CONCORD, NEW HAMPSHIRE 03301

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble III VUL Insurance Policy (the “Policy”) offered by The Lincoln National Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus by calling 1-800-487-1485, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

DATED: MAY 1, 2015

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THE COMPANY

The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”,  “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the then current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”) also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.

ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a “non-medical” or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

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We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

The LVIP S&P 500 Index Fund

About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company’s sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

UNCLAIMED PROPERTY

We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences

CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios’ assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company’s General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

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CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time.  If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $2,178,469 in 2014, $3,057,744 in 2013 and $2,281,217 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.

PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of

5

the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division’s total return represents the average annual total return of that Division over a particular period. The performance is based on each Division’s unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

P(1+T)n   = ERV

where:

      P                   =                             a hypothetical initial payment of $10,000.00

      T                  =                             average annual total return

      n                   =                             number of years

ERV                  =                             ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

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OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

Broker World	Financial World
Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Business Insurance
Business Month	Business Week
Changing Times	Consumer Reports
Economist	Financial Planning
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
MarketFacts	Manager’s Magazine
National Underwriter	Money
Morningstar, Inc.	Nation’s Business
New Choices (formerly 50 Plus)	New York Times
Pension World	Pensions & Investments
Rough Notes	Round the Table
U.S. Banker	VARDs
Wall Street Journal	Working Woman

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REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA, Assistant Vice President of The Lincoln National Life Insurance Company, and are including in reliance upon his opinion as to their reasonableness.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account JF-A as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company follow.

8

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

0

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln Life Flexible Premium Variable Life Account JF-A

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Century VP International Class I	$15,817,607	$234	$15,817,841	$—	$314	$15,817,527
American Century VP Value Class II	13,284,654	3,594	13,288,248	—	260	13,287,988
American Funds Growth Class 2	50,898,608	695	50,899,303	—	986	50,898,317
American Funds Growth-Income Class 2	37,311,286	—	37,311,286	458	747	37,310,081
Delaware VIP High Yield Standard Class	8,919,751	—	8,919,751	80,206	176	8,839,369
Deutsche Small Cap Index VIP Class B	14,073,434	—	14,073,434	8	274	14,073,152
Fidelity VIP Contrafund Initial Class	95,898,800	—	95,898,800	534,176	2,090	95,362,534
Fidelity VIP Equity-Income Initial Class	39,316,890	—	39,316,890	370,414	800	38,945,676
Fidelity VIP Growth Initial Class	38,597,450	—	38,597,450	188,547	839	38,408,064
Fidelity VIP High Income Initial Class	407,024	—	407,024	—	10	407,014
Fidelity VIP Investment Grade Bond Service Class 2	24,365,320	—	24,365,320	262,760	458	24,102,102
Fidelity VIP Mid Cap Service Class 2	28,614,008	1,273	28,615,281	—	577	28,614,704
Franklin Small Cap Value VIP Class 2	18,079,465	352	18,079,817	—	364	18,079,453
Goldman Sachs VIT Strategic Growth Institutional Class	9,570,543	—	9,570,543	348,179	185	9,222,179
LVIP Capital Growth Standard Class	108,008,658	—	108,008,658	368,666	2,556	107,637,436
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	9,097,941	1,663	9,099,604	—	186	9,099,418
LVIP Delaware Bond Service Class	16,433,605	212	16,433,817	—	329	16,433,488
LVIP Delaware Foundation Conservative Allocation Service Class	33,799,288	5,190	33,804,478	—	727	33,803,751
LVIP Delaware Growth and Income Service Class	25,919,503	90,660	26,010,163	—	546	26,009,617
LVIP JPMorgan Mid Cap Value RPM Standard Class	13,034,287	—	13,034,287	517	266	13,033,504
LVIP Managed Risk Profile 2010 Standard Class	2,535,117	—	2,535,117	—	61	2,535,056
LVIP Managed Risk Profile 2020 Standard Class	1,549,023	—	1,549,023	—	31	1,548,992
LVIP Managed Risk Profile 2030 Standard Class	1,275,739	—	1,275,739	—	24	1,275,715
LVIP Managed Risk Profile 2040 Standard Class	723,353	—	723,353	—	14	723,339
LVIP Managed Risk Profile Conservative Standard Class	4,198,375	1,454	4,199,829	—	88	4,199,741
LVIP Managed Risk Profile Growth Standard Class	7,047,397	—	7,047,397	—	132	7,047,265
LVIP Managed Risk Profile Moderate Standard Class	13,555,563	—	13,555,563	—	247	13,555,316
LVIP MFS International Growth Standard Class	31,493,525	—	31,493,525	11,036	669	31,481,820
LVIP MFS Value Standard Class	52,799,773	180,445	52,980,218	—	1,199	52,979,019
LVIP Mid-Cap Value Standard Class	21,861,502	440	21,861,942	—	466	21,861,476
LVIP Money Market Standard Class	26,392,521	—	26,392,521	2,332	521	26,389,668
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,833,729	—	1,833,729	—	34	1,833,695
LVIP SSgA S&P 500 Index Standard Class	140,016,828	372,166	140,388,994	—	2,968	140,386,026
LVIP SSgA Small-Cap Index Standard Class	46,556,916	1,017,701	47,574,617	—	1,107	47,573,510
LVIP T. Rowe Price Growth Stock Standard Class	62,565,852	—	62,565,852	18,674	1,449	62,545,729
LVIP Templeton Growth RPM Standard Class	78,773,149	—	78,773,149	26,711	1,819	78,744,619
MFS VIT Research Initial Class	12,696,548	—	12,696,548	5,534	282	12,690,732

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
MFS VIT Utilities Initial Class	$39,674,405	$367,767	$40,042,172	$—	$827	$40,041,345
PIMCO VIT Total Return Administrative Class	77,935,550	—	77,935,550	7,091	1,558	77,926,901
ProFund VP Asia 30	7,479,665	139	7,479,804	—	156	7,479,648
ProFund VP Europe 30	3,497,010	39	3,497,049	—	65	3,496,984
ProFund VP Financials	3,155,194	7	3,155,201	—	71	3,155,130
ProFund VP Health Care	7,777,074	—	7,777,074	13,531	159	7,763,384
ProFund VP Large-Cap Growth	1,554,958	—	1,554,958	—	34	1,554,924
ProFund VP Large-Cap Value	1,529,101	28	1,529,129	—	34	1,529,095
ProFund VP Rising Rates Opportunity	1,196,398	—	1,196,398	—	24	1,196,374
ProFund VP Small-Cap Growth	2,075,443	—	2,075,443	—	44	2,075,399
ProFund VP Small-Cap Value	1,360,150	21	1,360,171	—	29	1,360,142
ProFund VP Technology	7,018,778	16	7,018,794	—	146	7,018,648
ProFund VP U.S. Government Plus	2,122,591	—	2,122,591	—	42	2,122,549
T. Rowe Price Mid-Cap Growth Class II	4,839,700	257	4,839,957	—	98	4,839,859
Templeton Foreign VIP Class 1	40,150,272	—	40,150,272	1,529	989	40,147,754
Templeton Foreign VIP Class 2	22,059,324	—	22,059,324	2,469	361	22,056,494
Vanguard VIF Mid-Cap Index	27,115,655	126	27,115,781	—	536	27,115,245
Vanguard VIF REIT Index	30,548,051	2,154	30,550,205	—	624	30,549,581
Vanguard VIF Small Company Growth	20,801,423	1,002	20,802,425	—	421	20,802,004

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Century VP International Class I	$279,545	$(121,958)	$157,587	$431,573
American Century VP Value Class II	169,504	(87,796)	81,708	893,526
American Funds Growth Class 2	399,107	(356,527)	42,580	2,190,243
American Funds Growth-Income Class 2	473,992	(265,542)	208,450	1,488,218
Delaware VIP High Yield Standard Class	651,489	(70,421)	581,068	186,121
Deutsche Small Cap Index VIP Class B	98,258	(98,260)	(2)	455,754
Fidelity VIP Contrafund Initial Class	891,075	(740,163)	150,912	3,299,121
Fidelity VIP Equity-Income Initial Class	1,103,532	(292,225)	811,307	742,201
Fidelity VIP Growth Initial Class	71,044	(301,005)	(229,961)	2,158,619
Fidelity VIP High Income Initial Class	24,196	(3,892)	20,304	(11,101)
Fidelity VIP Investment Grade Bond Service Class 2	482,870	(167,420)	315,450	(36,842)
Fidelity VIP Mid Cap Service Class 2	5,400	(210,548)	(205,148)	719,063
Franklin Small Cap Value VIP Class 2	112,869	(133,348)	(20,479)	623,873
Goldman Sachs VIT Strategic Growth Institutional Class	34,290	(55,260)	(20,970)	390,682
LVIP Capital Growth Standard Class	186,953	(910,216)	(723,263)	4,863,917
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(69,913)	(69,913)	212,848
LVIP Delaware Bond Service Class	285,691	(123,640)	162,051	(10,091)
LVIP Delaware Foundation Conservative Allocation Service Class	818,238	(270,115)	548,123	(125,740)
LVIP Delaware Growth and Income Service Class	404,924	(195,083)	209,841	790,036
LVIP JPMorgan Mid Cap Value RPM Standard Class	102,735	(95,817)	6,918	447,242
LVIP Managed Risk Profile 2010 Standard Class	47,212	(16,885)	30,327	9,701
LVIP Managed Risk Profile 2020 Standard Class	30,103	(12,320)	17,783	44,720
LVIP Managed Risk Profile 2030 Standard Class	26,340	(5,950)	20,390	32,796
LVIP Managed Risk Profile 2040 Standard Class	16,159	(4,541)	11,618	44,428
LVIP Managed Risk Profile Conservative Standard Class	82,934	(33,432)	49,502	154,122
LVIP Managed Risk Profile Growth Standard Class	142,826	(68,370)	74,456	1,305,056
LVIP Managed Risk Profile Moderate Standard Class	263,999	(87,953)	176,046	253,921
LVIP MFS International Growth Standard Class	342,160	(257,334)	84,826	687,682
LVIP MFS Value Standard Class	1,226,501	(424,147)	802,354	2,823,342
LVIP Mid-Cap Value Standard Class	67,414	(170,903)	(103,489)	1,869,617
LVIP Money Market Standard Class	6,665	(188,458)	(181,793)	2
LVIP SSgA Global Tactical Allocation RPM Standard Class	41,119	(12,756)	28,363	58,273
LVIP SSgA S&P 500 Index Standard Class	2,561,714	(1,035,788)	1,525,926	7,814,474
LVIP SSgA Small-Cap Index Standard Class	385,016	(400,542)	(15,526)	2,384,215
LVIP T. Rowe Price Growth Stock Standard Class	—	(522,072)	(522,072)	3,189,891
LVIP Templeton Growth RPM Standard Class	1,188,720	(715,011)	473,709	3,048,856
MFS VIT Research Initial Class	101,902	(101,540)	362	600,509
MFS VIT Utilities Initial Class	820,747	(297,750)	522,997	1,561,350
PIMCO VIT Total Return Administrative Class	1,764,852	(593,659)	1,171,193	242,715
ProFund VP Asia 30	6,101	(60,277)	(54,176)	2,423
ProFund VP Europe 30	49,329	(27,015)	22,314	59,409
ProFund VP Financials	8,130	(29,101)	(20,971)	630,308
ProFund VP Health Care	4,468	(47,544)	(43,076)	588,556
ProFund VP Large-Cap Growth	2,055	(14,036)	(11,981)	166,829
ProFund VP Large-Cap Value	12,185	(14,726)	(2,541)	203,593
ProFund VP Rising Rates Opportunity	—	(10,442)	(10,442)	(101,558)
ProFund VP Small-Cap Growth	—	(16,694)	(16,694)	116,960
ProFund VP Small-Cap Value	—	(10,803)	(10,803)	78,775
ProFund VP Technology	—	(40,950)	(40,950)	299,920
ProFund VP U.S. Government Plus	4,794	(17,805)	(13,011)	(44,565)
T. Rowe Price Mid-Cap Growth Class II	—	(34,932)	(34,932)	149,556
Templeton Foreign VIP Class 1	930,788	(403,755)	527,033	583,616
Templeton Foreign VIP Class 2	462,263	(147,469)	314,794	551,669
Vanguard VIF Mid-Cap Index	243,979	(190,353)	53,626	926,416
Vanguard VIF REIT Index	952,057	(207,934)	744,123	373,990
Vanguard VIF Small Company Growth	60,075	(151,959)	(91,884)	769,830

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Century VP International Class I	$—	$431,573	$(1,624,593)	$(1,035,433)
American Century VP Value Class II	—	893,526	409,149	1,384,383
American Funds Growth Class 2	2,485,028	4,675,271	(930,462)	3,787,389
American Funds Growth-Income Class 2	1,791,560	3,279,778	(100)	3,488,128
Delaware VIP High Yield Standard Class	155,117	341,238	(983,777)	(61,471)
Deutsche Small Cap Index VIP Class B	748,348	1,204,102	(684,683)	519,417
Fidelity VIP Contrafund Initial Class	1,869,510	5,168,631	4,542,011	9,861,554
Fidelity VIP Equity-Income Initial Class	543,255	1,285,456	921,666	3,018,429
Fidelity VIP Growth Initial Class	—	2,158,619	1,853,011	3,781,669
Fidelity VIP High Income Initial Class	—	(11,101)	(7,403)	1,800
Fidelity VIP Investment Grade Bond Service Class 2	9,831	(27,011)	863,679	1,152,118
Fidelity VIP Mid Cap Service Class 2	685,588	1,404,651	261,489	1,460,992
Franklin Small Cap Value VIP Class 2	1,361,019	1,984,892	(2,001,622)	(37,209)
Goldman Sachs VIT Strategic Growth Institutional Class	1,779,287	2,169,969	(1,131,964)	1,017,035
LVIP Capital Growth Standard Class	167,422	5,031,339	6,210,588	10,518,664
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	212,848	(1,012,254)	(869,319)
LVIP Delaware Bond Service Class	90,151	80,060	545,199	787,310
LVIP Delaware Foundation Conservative Allocation Service Class	1,489,506	1,363,766	(621,752)	1,290,137
LVIP Delaware Growth and Income Service Class	1,359,571	2,149,607	548,058	2,907,506
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	447,242	461,742	915,902
LVIP Managed Risk Profile 2010 Standard Class	—	9,701	24,147	64,175
LVIP Managed Risk Profile 2020 Standard Class	—	44,720	(7,378)	55,125
LVIP Managed Risk Profile 2030 Standard Class	—	32,796	(28,303)	24,883
LVIP Managed Risk Profile 2040 Standard Class	—	44,428	(28,517)	27,529
LVIP Managed Risk Profile Conservative Standard Class	51,381	205,503	(40,261)	214,744
LVIP Managed Risk Profile Growth Standard Class	—	1,305,056	(1,073,955)	305,557
LVIP Managed Risk Profile Moderate Standard Class	—	253,921	13,362	443,329
LVIP MFS International Growth Standard Class	—	687,682	(2,684,724)	(1,912,216)
LVIP MFS Value Standard Class	—	2,823,342	1,098,601	4,724,297
LVIP Mid-Cap Value Standard Class	—	1,869,617	(173,304)	1,592,824
LVIP Money Market Standard Class	—	2	(2)	(181,793)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	58,273	(29,254)	57,382
LVIP SSgA S&P 500 Index Standard Class	1,067,590	8,882,064	5,710,592	16,118,582
LVIP SSgA Small-Cap Index Standard Class	1,210,807	3,595,022	(1,926,754)	1,652,742
LVIP T. Rowe Price Growth Stock Standard Class	—	3,189,891	1,854,728	4,522,547
LVIP Templeton Growth RPM Standard Class	—	3,048,856	(5,705,715)	(2,183,150)
MFS VIT Research Initial Class	924,673	1,525,182	(395,685)	1,129,859
MFS VIT Utilities Initial Class	1,439,369	3,000,719	869,284	4,393,000
PIMCO VIT Total Return Administrative Class	—	242,715	1,386,503	2,800,411
ProFund VP Asia 30	—	2,423	(173,477)	(225,230)
ProFund VP Europe 30	—	59,409	(446,044)	(364,321)
ProFund VP Financials	—	630,308	(215,856)	393,481
ProFund VP Health Care	—	588,556	669,326	1,214,806
ProFund VP Large-Cap Growth	—	166,829	(45,512)	109,336
ProFund VP Large-Cap Value	—	203,593	(30,186)	170,866
ProFund VP Rising Rates Opportunity	—	(101,558)	(400,748)	(512,748)
ProFund VP Small-Cap Growth	299,199	416,159	(409,733)	(10,268)
ProFund VP Small-Cap Value	57,587	136,362	(66,867)	58,692
ProFund VP Technology	—	299,920	518,544	777,514
ProFund VP U.S. Government Plus	—	(44,565)	788,812	731,236
T. Rowe Price Mid-Cap Growth Class II	524,685	674,241	(100,121)	539,188
Templeton Foreign VIP Class 1	—	583,616	(6,385,515)	(5,274,866)
Templeton Foreign VIP Class 2	—	551,669	(3,763,341)	(2,896,878)
Vanguard VIF Mid-Cap Index	966,156	1,892,572	1,212,151	3,158,349
Vanguard VIF REIT Index	1,292,527	1,666,517	4,740,294	7,150,934
Vanguard VIF Small Company Growth	2,707,358	3,477,188	(2,923,369)	461,935

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	American Century VP International Class I Subaccount	American Century VP Value Class II Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth-Income Class 2 Subaccount	Delaware VIP High Yield Standard Class Subaccount	Deutsche Small Cap Index VIP Class B Subaccount	Fidelity VIP Contrafund Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$15,854,993	$10,293,932	$41,790,163	$30,219,466	$9,097,163	$11,793,634	$78,069,109
Changes From Operations:
• Net investment income (loss)	159,290	94,265	106,772	202,247	719,988	90,904	230,804
• Net realized gain (loss) on investments	377,525	406,718	1,650,447	1,063,926	142,127	1,083,064	1,959,158
• Net change in unrealized appreciation or depreciation on investments	2,690,524	2,609,307	10,066,420	8,032,027	(51,011)	2,969,586	20,390,488
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,227,339	3,110,290	11,823,639	9,298,200	811,104	4,143,554	22,580,450
Changes From Unit Transactions:
• Contract purchases	1,091,149	597,802	3,278,768	1,993,150	481,236	824,746	4,645,312
• Contract withdrawals	(1,249,897)	(1,007,372)	(4,386,723)	(2,547,238)	(974,127)	(966,063)	(7,249,833)
• Contract transfers	(1,560,489)	25,491	(1,613,571)	(3,168,255)	1,580,244	(1,578,343)	(5,017,707)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,719,237)	(384,079)	(2,721,526)	(3,722,343)	1,087,353	(1,719,660)	(7,622,228)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,508,102	2,726,211	9,102,113	5,575,857	1,898,457	2,423,894	14,958,222
NET ASSETS AT DECEMBER 31, 2013	17,363,095	13,020,143	50,892,276	35,795,323	10,995,620	14,217,528	93,027,331
Changes From Operations:
• Net investment income (loss)	157,587	81,708	42,580	208,450	581,068	(2)	150,912
• Net realized gain (loss) on investments	431,573	893,526	4,675,271	3,279,778	341,238	1,204,102	5,168,631
• Net change in unrealized appreciation or depreciation on investments	(1,624,593)	409,149	(930,462)	(100)	(983,777)	(684,683)	4,542,011
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,035,433)	1,384,383	3,787,389	3,488,128	(61,471)	519,417	9,861,554
Changes From Unit Transactions:
• Contract purchases	1,002,692	618,390	3,013,724	1,783,032	381,024	693,748	4,213,598
• Contract withdrawals	(1,149,595)	(728,956)	(3,762,487)	(2,560,110)	(950,445)	(844,594)	(7,106,098)
• Contract transfers	(363,232)	(1,005,972)	(3,032,585)	(1,196,292)	(1,525,359)	(512,947)	(4,633,851)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(510,135)	(1,116,538)	(3,781,348)	(1,973,370)	(2,094,780)	(663,793)	(7,526,351)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,545,568)	267,845	6,041	1,514,758	(2,156,251)	(144,376)	2,335,203
NET ASSETS AT DECEMBER 31, 2014	$15,817,527	$13,287,988	$50,898,317	$37,310,081	$8,839,369	$14,073,152	$95,362,534

See accompanying notes.

	Fidelity VIP Equity-Income Initial Class Subaccount	Fidelity VIP Growth Initial Class Subaccount	Fidelity VIP High Income Initial Class Subaccount	Fidelity VIP Investment Grade Bond Service Class 2 Subaccount	Fidelity VIP Mid Cap Service Class 2 Subaccount	Franklin Small Cap Value VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$34,045,800	$31,126,383	$450,347	$25,379,545	$23,137,919	$14,769,814
Changes From Operations:
• Net investment income (loss)	650,743	(168,858)	21,487	351,709	(118,529)	101,432
• Net realized gain (loss) on investments	2,866,851	1,199,421	(11,335)	282,962	4,113,865	1,183,036
• Net change in unrealized appreciation or depreciation on investments	5,404,958	9,236,322	11,566	(1,314,942)	3,882,993	3,776,076
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,922,552	10,266,885	21,718	(680,271)	7,878,329	5,060,544
Changes From Unit Transactions:
• Contract purchases	2,070,722	2,366,611	266	1,871,086	1,530,834	919,694
• Contract withdrawals	(2,748,674)	(3,177,455)	(31,083)	(1,988,056)	(2,035,482)	(1,391,805)
• Contract transfers	(2,565,354)	(2,645,526)	(1,302)	(1,075,737)	(774,972)	(851,542)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,243,306)	(3,456,370)	(32,119)	(1,192,707)	(1,279,620)	(1,323,653)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,679,246	6,810,515	(10,401)	(1,872,978)	6,598,709	3,736,891
NET ASSETS AT DECEMBER 31, 2013	39,725,046	37,936,898	439,946	23,506,567	29,736,628	18,506,705
Changes From Operations:
• Net investment income (loss)	811,307	(229,961)	20,304	315,450	(205,148)	(20,479)
• Net realized gain (loss) on investments	1,285,456	2,158,619	(11,101)	(27,011)	1,404,651	1,984,892
• Net change in unrealized appreciation or depreciation on investments	921,666	1,853,011	(7,403)	863,679	261,489	(2,001,622)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,018,429	3,781,669	1,800	1,152,118	1,460,992	(37,209)
Changes From Unit Transactions:
• Contract purchases	1,873,781	2,167,764	275	1,732,851	1,340,936	812,798
• Contract withdrawals	(3,485,321)	(3,659,371)	(34,553)	(1,534,391)	(1,751,023)	(1,033,567)
• Contract transfers	(2,186,259)	(1,818,896)	(454)	(755,043)	(2,172,829)	(169,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,797,799)	(3,310,503)	(34,732)	(556,583)	(2,582,916)	(390,043)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(779,370)	471,166	(32,932)	595,535	(1,121,924)	(427,252)
NET ASSETS AT DECEMBER 31, 2014	$38,945,676	$38,408,064	$407,014	$24,102,102	$28,614,704	$18,079,453

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Goldman Sachs VIT Strategic Growth Institutional Class Subaccount	LVIP Capital Growth Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Service Class Subaccount	LVIP Delaware Foundation Conservative Allocation Service Class Subaccount	LVIP Delaware Growth and Income Service Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$6,456,081	$89,012,081	$9,073,113	$19,161,553	$34,770,713	$20,698,715	$12,194,705
Changes From Operations:
• Net investment income (loss)	(20,194)	(836,667)	(71,521)	113,815	378,081	150,040	(35,935)
• Net realized gain (loss) on investments	718,038	3,488,825	356,695	196,257	275,873	896,491	357,056
• Net change in unrealized appreciation or depreciation on investments	1,179,083	26,521,358	1,748,033	(882,592)	2,087,643	5,289,826	2,366,003
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,876,927	29,173,516	2,033,207	(572,520)	2,741,597	6,336,357	2,687,124
Changes From Unit Transactions:
• Contract purchases	511,795	5,744,651	538,754	960,971	2,446,244	1,649,585	710,591
• Contract withdrawals	(497,432)	(9,005,218)	(823,024)	(1,223,644)	(2,698,448)	(1,984,928)	(998,567)
• Contract transfers	(773,110)	(7,500,219)	(563,827)	(2,796,844)	(2,464,839)	(1,419,472)	(1,234,420)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(758,747)	(10,760,786)	(848,097)	(3,059,517)	(2,717,043)	(1,754,815)	(1,522,396)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,118,180	18,412,730	1,185,110	(3,632,037)	24,554	4,581,542	1,164,728
NET ASSETS AT DECEMBER 31, 2013	7,574,261	107,424,811	10,258,223	15,529,516	34,795,267	25,280,257	13,359,433
Changes From Operations:
• Net investment income (loss)	(20,970)	(723,263)	(69,913)	162,051	548,123	209,841	6,918
• Net realized gain (loss) on investments	2,169,969	5,031,339	212,848	80,060	1,363,766	2,149,607	447,242
• Net change in unrealized appreciation or depreciation on investments	(1,131,964)	6,210,588	(1,012,254)	545,199	(621,752)	548,058	461,742
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,017,035	10,518,664	(869,319)	787,310	1,290,137	2,907,506	915,902
Changes From Unit Transactions:
• Contract purchases	477,975	5,223,547	488,106	899,055	2,093,026	1,508,086	644,810
• Contract withdrawals	(625,291)	(9,464,552)	(647,814)	(1,205,298)	(3,212,790)	(2,089,305)	(992,126)
• Contract transfers	778,199	(6,065,034)	(129,778)	422,905	(1,161,889)	(1,596,927)	(894,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	630,883	(10,306,039)	(289,486)	116,662	(2,281,653)	(2,178,146)	(1,241,831)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,647,918	212,625	(1,158,805)	903,972	(991,516)	729,360	(325,929)
NET ASSETS AT DECEMBER 31, 2014	$9,222,179	$107,637,436	$9,099,418	$16,433,488	$33,803,751	$26,009,617	$13,033,504

See accompanying notes.

	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$154,732	$1,054,519	$844,003	$921,573	$3,921,313	$7,809,955
Changes From Operations:
• Net investment income (loss)	1,748	7,066	5,014	5,514	49,466	144,545
• Net realized gain (loss) on investments	11,525	55,614	41,678	52,555	200,262	101,864
• Net change in unrealized appreciation or depreciation on investments	6,989	73,197	40,673	28,735	94,638	1,039,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,262	135,877	87,365	86,804	344,366	1,286,008
Changes From Unit Transactions:
• Contract purchases	21,550	117,235	76,381	36,627	490,099	1,211,660
• Contract withdrawals	(20,156)	(73,016)	(91,608)	(57,658)	(249,813)	(392,820)
• Contract transfers	113,721	78,506	(117,552)	(184,761)	(294,038)	3,106,918
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	115,115	122,725	(132,779)	(205,792)	(53,752)	3,925,758
TOTAL INCREASE (DECREASE) IN NET ASSETS	135,377	258,602	(45,414)	(118,988)	290,614	5,211,766
NET ASSETS AT DECEMBER 31, 2013	290,109	1,313,121	798,589	802,585	4,211,927	13,021,721
Changes From Operations:
• Net investment income (loss)	30,327	17,783	20,390	11,618	49,502	74,456
• Net realized gain (loss) on investments	9,701	44,720	32,796	44,428	205,503	1,305,056
• Net change in unrealized appreciation or depreciation on investments	24,147	(7,378)	(28,303)	(28,517)	(40,261)	(1,073,955)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	64,175	55,125	24,883	27,529	214,744	305,557
Changes From Unit Transactions:
• Contract purchases	38,150	138,576	96,035	27,710	296,887	1,319,733
• Contract withdrawals	(49,915)	(73,664)	(36,948)	(130,874)	(589,149)	(565,958)
• Contract transfers	2,192,537	115,834	393,156	(3,611)	65,332	(7,033,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,180,772	180,746	452,243	(106,775)	(226,930)	(6,280,013)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,244,947	235,871	477,126	(79,246)	(12,186)	(5,974,456)
NET ASSETS AT DECEMBER 31, 2014	$2,535,056	$1,548,992	$1,275,715	$723,339	$4,199,741	$7,047,265

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS Value Standard Class Subaccount	LVIP Mid-Cap Value Standard Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$16,729,548	$32,668,162	$43,692,936	$17,963,616	$39,038,913	$1,476,606	$118,656,941
Changes From Operations:
• Net investment income (loss)	131,159	8,407	403,186	(109,252)	(230,648)	26,574	979,082
• Net realized gain (loss) on investments	899,671	635,652	2,511,589	1,084,992	4	20,910	5,922,020
• Net change in unrealized appreciation or depreciation on investments	459,757	3,405,686	11,467,892	4,803,995	(4)	102,627	27,648,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,490,587	4,049,745	14,382,667	5,779,735	(230,648)	150,111	34,549,676
Changes From Unit Transactions:
• Contract purchases	1,358,025	1,900,246	2,335,092	894,660	4,079,438	99,884	7,740,758
• Contract withdrawals	(1,851,773)	(2,356,948)	(4,413,216)	(1,431,854)	(3,737,254)	(166,624)	(10,131,214)
• Contract transfers	(4,690,775)	(1,695,242)	(3,855,210)	(208,326)	(12,418,419)	337,777	(12,389,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,184,523)	(2,151,944)	(5,933,334)	(745,520)	(12,076,235)	271,037	(14,779,964)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,693,936)	1,897,801	8,449,333	5,034,215	(12,306,883)	421,148	19,769,712
NET ASSETS AT DECEMBER 31, 2013	13,035,612	34,565,963	52,142,269	22,997,831	26,732,030	1,897,754	138,426,653
Changes From Operations:
• Net investment income (loss)	176,046	84,826	802,354	(103,489)	(181,793)	28,363	1,525,926
• Net realized gain (loss) on investments	253,921	687,682	2,823,342	1,869,617	2	58,273	8,882,064
• Net change in unrealized appreciation or depreciation on investments	13,362	(2,684,724)	1,098,601	(173,304)	(2)	(29,254)	5,710,592
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	443,329	(1,912,216)	4,724,297	1,592,824	(181,793)	57,382	16,118,582
Changes From Unit Transactions:
• Contract purchases	1,173,982	1,704,002	2,175,130	803,500	2,516,493	83,728	7,158,272
• Contract withdrawals	(1,132,054)	(2,876,151)	(4,078,557)	(1,427,389)	(2,719,206)	(177,824)	(10,491,738)
• Contract transfers	34,447	222	(1,984,120)	(2,105,290)	42,144	(27,345)	(10,825,743)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	76,375	(1,171,927)	(3,887,547)	(2,729,179)	(160,569)	(121,441)	(14,159,209)
TOTAL INCREASE (DECREASE) IN NET ASSETS	519,704	(3,084,143)	836,750	(1,136,355)	(342,362)	(64,059)	1,959,373
NET ASSETS AT DECEMBER 31, 2014	$13,555,316	$31,481,820	$52,979,019	$21,861,476	$26,389,668	$1,833,695	$140,386,026
See accompanying notes.

	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount	MFS VIT Research Initial Class Subaccount	MFS VIT Utilities Initial Class Subaccount	PIMCO VIT Total Return Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$39,765,042	$51,552,336	$80,847,434	$11,062,150	$33,530,575	$92,469,334
Changes From Operations:
• Net investment income (loss)	(35,511)	(478,139)	408,075	(57,899)	546,348	1,260,342
• Net realized gain (loss) on investments	1,910,876	1,894,479	2,552,152	523,466	1,711,026	1,329,375
• Net change in unrealized appreciation or depreciation on investments	12,007,099	16,950,927	11,687,362	2,798,829	4,034,017	(4,977,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,882,464	18,367,267	14,647,589	3,264,396	6,291,391	(2,387,427)
Changes From Unit Transactions:
• Contract purchases	2,309,855	3,275,779	4,243,352	702,583	2,214,977	4,834,056
• Contract withdrawals	(4,248,126)	(5,498,947)	(7,509,919)	(985,648)	(3,541,032)	(6,242,768)
• Contract transfers	(1,817,047)	(4,362,928)	(4,016,589)	(1,133,622)	(1,980,062)	(7,726,450)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,755,318)	(6,586,096)	(7,283,156)	(1,416,687)	(3,306,117)	(9,135,162)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,127,146	11,781,171	7,364,433	1,847,709	2,985,274	(11,522,589)
NET ASSETS AT DECEMBER 31, 2013	49,892,188	63,333,507	88,211,867	12,909,859	36,515,849	80,946,745
Changes From Operations:
• Net investment income (loss)	(15,526)	(522,072)	473,709	362	522,997	1,171,193
• Net realized gain (loss) on investments	3,595,022	3,189,891	3,048,856	1,525,182	3,000,719	242,715
• Net change in unrealized appreciation or depreciation on investments	(1,926,754)	1,854,728	(5,705,715)	(395,685)	869,284	1,386,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,652,742	4,522,547	(2,183,150)	1,129,859	4,393,000	2,800,411
Changes From Unit Transactions:
• Contract purchases	2,128,720	3,032,747	3,893,258	649,321	2,126,740	4,080,923
• Contract withdrawals	(4,087,823)	(5,462,714)	(6,820,453)	(1,273,062)	(3,272,778)	(5,663,490)
• Contract transfers	(2,012,317)	(2,880,358)	(4,356,903)	(725,245)	278,534	(4,237,688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,971,420)	(5,310,325)	(7,284,098)	(1,348,986)	(867,504)	(5,820,255)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,318,678)	(787,778)	(9,467,248)	(219,127)	3,525,496	(3,019,844)
NET ASSETS AT DECEMBER 31, 2014	$47,573,510	$62,545,729	$78,744,619	$12,690,732	$40,041,345	$77,926,901

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	ProFund VP Asia 30 Subaccount	ProFund VP Europe 30 Subaccount	ProFund VP Financials Subaccount	ProFund VP Health Care Subaccount	ProFund VP Large-Cap Growth Subaccount	ProFund VP Large-Cap Value Subaccount	ProFund VP Rising Rates Opportunity Subaccount
NET ASSETS AT JANUARY 1, 2013	$7,736,039	$3,088,162	$2,445,821	$3,341,236	$1,194,465	$988,942	$1,611,165
Changes From Operations:
• Net investment income (loss)	(54,283)	37,093	(17,746)	(21,444)	(11,064)	4,133	(13,050)
• Net realized gain (loss) on investments	(360,161)	(27,575)	278,883	518,606	149,108	202,779	(206,659)
• Net change in unrealized appreciation or depreciation on investments	1,413,075	708,342	816,869	989,542	335,578	239,575	446,209
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	998,631	717,860	1,078,006	1,486,704	473,622	446,487	226,500
Changes From Unit Transactions:
• Contract purchases	653,243	431,053	117,623	201,750	80,924	48,191	98,104
• Contract withdrawals	(646,516)	(392,724)	(348,204)	(468,145)	(185,261)	(95,963)	(214,195)
• Contract transfers	(162,716)	283,707	1,634,504	1,191,268	997,035	76,277	(150,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(155,989)	322,036	1,403,923	924,873	892,698	28,505	(267,050)
TOTAL INCREASE (DECREASE) IN NET ASSETS	842,642	1,039,896	2,481,929	2,411,577	1,366,320	474,992	(40,550)
NET ASSETS AT DECEMBER 31, 2013	8,578,681	4,128,058	4,927,750	5,752,813	2,560,785	1,463,934	1,570,615
Changes From Operations:
• Net investment income (loss)	(54,176)	22,314	(20,971)	(43,076)	(11,981)	(2,541)	(10,442)
• Net realized gain (loss) on investments	2,423	59,409	630,308	588,556	166,829	203,593	(101,558)
• Net change in unrealized appreciation or depreciation on investments	(173,477)	(446,044)	(215,856)	669,326	(45,512)	(30,186)	(400,748)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(225,230)	(364,321)	393,481	1,214,806	109,336	170,866	(512,748)
Changes From Unit Transactions:
• Contract purchases	559,293	389,191	144,126	241,579	69,657	39,182	91,711
• Contract withdrawals	(592,088)	(304,609)	(183,793)	(535,822)	(134,064)	(74,313)	(204,699)
• Contract transfers	(841,008)	(351,335)	(2,126,434)	1,090,008	(1,050,790)	(70,574)	251,495
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(873,803)	(266,753)	(2,166,101)	795,765	(1,115,197)	(105,705)	138,507
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,099,033)	(631,074)	(1,772,620)	2,010,571	(1,005,861)	65,161	(374,241)
NET ASSETS AT DECEMBER 31, 2014	$7,479,648	$3,496,984	$3,155,130	$7,763,384	$1,554,924	$1,529,095	$1,196,374

See accompanying notes.

	ProFund VP Small-Cap Growth Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP Technology Subaccount	ProFund VP U.S. Government Plus Subaccount	T. Rowe Price Mid-Cap Growth Class II Subaccount	Templeton Foreign VIP Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,767,440	$1,081,123	$3,543,907	$2,867,690	$4,014,763	$43,439,368
Changes From Operations:
• Net investment income (loss)	(18,716)	(10,386)	(29,590)	(12,126)	(32,404)	747,508
• Net realized gain (loss) on investments	315,114	196,467	(2,064)	24,634	494,374	422,461
• Net change in unrealized appreciation or depreciation on investments	437,836	251,156	891,637	(571,242)	859,659	7,781,029
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	734,234	437,237	859,983	(558,734)	1,321,629	8,950,998
Changes From Unit Transactions:
• Contract purchases	134,441	85,888	243,439	223,718	218,966	3,676,274
• Contract withdrawals	(271,876)	(145,029)	(344,115)	(165,204)	(339,945)	(5,797,158)
• Contract transfers	37,766	39,958	61,413	(148,647)	(402,455)	(2,885,562)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(99,669)	(19,183)	(39,263)	(90,133)	(523,434)	(5,006,446)
TOTAL INCREASE (DECREASE) IN NET ASSETS	634,565	418,054	820,720	(648,867)	798,195	3,944,552
NET ASSETS AT DECEMBER 31, 2013	2,402,005	1,499,177	4,364,627	2,218,823	4,812,958	47,383,920
Changes From Operations:
• Net investment income (loss)	(16,694)	(10,803)	(40,950)	(13,011)	(34,932)	527,033
• Net realized gain (loss) on investments	416,159	136,362	299,920	(44,565)	674,241	583,616
• Net change in unrealized appreciation or depreciation on investments	(409,733)	(66,867)	518,544	788,812	(100,121)	(6,385,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,268)	58,692	777,514	731,236	539,188	(5,274,866)
Changes From Unit Transactions:
• Contract purchases	117,311	75,759	242,485	178,982	176,355	3,338,825
• Contract withdrawals	(179,184)	(139,601)	(392,305)	(126,332)	(373,829)	(4,968,469)
• Contract transfers	(254,465)	(133,885)	2,026,327	(880,160)	(314,813)	(331,656)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(316,338)	(197,727)	1,876,507	(827,510)	(512,287)	(1,961,300)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(326,606)	(139,035)	2,654,021	(96,274)	26,901	(7,236,166)
NET ASSETS AT DECEMBER 31, 2014	$2,075,399	$1,360,142	$7,018,648	$2,122,549	$4,839,859	$40,147,754

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Templeton Foreign VIP Class 2 Subaccount	Vanguard VIF Mid-Cap Index Subaccount	Vanguard VIF REIT Index Subaccount	Vanguard VIF Small Company Growth Subaccount
NET ASSETS AT JANUARY 1, 2013	$22,009,692	$19,879,932	$26,332,032	$15,730,894
Changes From Operations:
• Net investment income (loss)	411,017	106,148	354,104	(15,291)
• Net realized gain (loss) on investments	325,587	1,812,757	1,070,510	2,255,884
• Net change in unrealized appreciation or depreciation on investments	4,022,763	4,790,460	(988,507)	4,698,963
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,759,367	6,709,365	436,107	6,939,556
Changes From Unit Transactions:
• Contract purchases	—	1,304,620	1,798,772	950,931
• Contract withdrawals	—	(1,888,243)	(2,784,156)	(1,620,275)
• Contract transfers	(1,041,890)	(256,787)	(1,337,639)	(473,265)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,041,890)	(840,410)	(2,323,023)	(1,142,609)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,717,477	5,868,955	(1,886,916)	5,796,947
NET ASSETS AT DECEMBER 31, 2013	25,727,169	25,748,887	24,445,116	21,527,841
Changes From Operations:
• Net investment income (loss)	314,794	53,626	744,123	(91,884)
• Net realized gain (loss) on investments	551,669	1,892,572	1,666,517	3,477,188
• Net change in unrealized appreciation or depreciation on investments	(3,763,341)	1,212,151	4,740,294	(2,923,369)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,896,878)	3,158,349	7,150,934	461,935
Changes From Unit Transactions:
• Contract purchases	39	1,232,845	1,542,177	858,568
• Contract withdrawals	—	(1,645,789)	(2,046,302)	(1,264,328)
• Contract transfers	(773,836)	(1,379,047)	(542,344)	(782,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(773,797)	(1,791,991)	(1,046,469)	(1,187,772)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,670,675)	1,366,358	6,104,465	(725,837)
NET ASSETS AT DECEMBER 31, 2014	$22,056,494	$27,115,245	$30,549,581	$20,802,004

See accompanying notes.

Lincoln Life Flexible Premium Variable Life
Account JF-A

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln Ensemble I VUL • Lincoln Ensemble II VUL • Lincoln Ensemble III VUL • Lincoln Ensemble Exec VUL	• Lincoln Ensemble Accumulator VUL • Lincoln Ensemble Protector VUL • Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of thirteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP International Class I Fund

American Century VP Value Class II Fund

American Funds Insurance Series (American Funds):

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP High Yield Standard Class Series

Deutsche Investments VIT Funds (Deutsche):

Deutsche Small Cap Index VIP Class B Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Initial Class Portfolio

Fidelity VIP Equity-Income Initial Class Portfolio

Fidelity VIP Growth Initial Class Portfolio

Fidelity VIP High Income Initial Class Portfolio

Fidelity VIP Investment Grade Bond Service Class 2 Portfolio

Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust:

Franklin Small Cap Value VIP Class 2 Fund

Templeton Foreign VIP Class 1 Fund

Templeton Foreign VIP Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Strategic Growth Institutional Class Fund

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Capital Growth Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Service Class Fund

LVIP Delaware Foundation Conservative Allocation Service Class Fund

LVIP Delaware Growth and Income Service Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS Value Standard Class Fund

LVIP Mid-Cap Value Standard Class Fund

LVIP Money Market Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Research Initial Class Series

MFS VIT Utilities Initial Class Series

Lincoln Life Flexible Premium Variable Life
Account JF-A

Notes to financial statements
(continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT Total Return Administrative Class Portfolio

ProFunds VP (ProFund VP):

ProFund VP Asia 30 Fund

ProFund VP Europe 30 Fund

ProFund VP Financials Fund

ProFund VP Health Care Fund

ProFund VP Large-Cap Growth Fund

ProFund VP Large-Cap Value Fund

ProFund VP Rising Rates Opportunity Fund

ProFund VP Small-Cap Growth Fund

ProFund VP Small-Cap Value Fund

ProFund VP Technology Fund

ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):

T. Rowe Price Mid-Cap Growth Class II Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):

Vanguard VIF Mid-Cap Index Fund

Vanguard VIF REIT Index Fund

Vanguard VIF Small Company Growth Fund

*  Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund

During 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Small Cap Value Securities Class 2 Fund	Franklin Small Cap Value VIP Class 2 Fund
FTVIPT Templeton Foreign Securities Class 1 Fund	Templeton Foreign VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 2 Fund	Templeton Foreign VIP Class 2 Fund

Also during 2014, the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln Ensemble I VUL - annual rate of .60%.

•  Lincoln Ensemble II VUL - annual rate of .90%.

•  Lincoln Ensemble III VUL - annual rate of .60% for policy years one through twenty-five and .10% thereafter.

•  Lincoln Ensemble Exec VUL - annual rate of .60% for policy years one through twenty-five and .40% thereafter.

•  Lincoln Ensemble Accumulator VUL - annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

•  Lincoln Ensemble Protector VUL - annual rate of .60% for policy years one through fifteen and .10% thereafter.

•  Lincoln Ensemble Exec VUL 2006 - annual rate of .50% for policy years one through twenty-five and .10% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads retained by the Company for the years ended December 31, 2014 and 2013, amounted to $2,128,608 and $2,342,059, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed by the Company for the years ended December 31, 2014 and 2013.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2014 and 2013, amounted to $67,234,433 and $70,312,415, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. For the year ended December 31, 2014, there were no transfer fees retained by the Company. For the year ended December 31, 2013, transfer fees retained by the Company amounted to $25.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. The full

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2014 and 2013, amounted to $1,219,278 and $1,428,054, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
American Century VP International Class I
	2014	0.50%	0.90%	$14.77	$28.64	994,835	$15,817,527	-6.35%	-5.98%	1.66%
	2013	0.50%	0.90%	15.77	30.46	1,030,134	17,363,095	21.31%	21.80%	1.70%
	2012	0.50%	0.90%	13.00	25.01	1,148,583	15,854,993	20.08%	20.56%	0.87%
	2011	0.50%	0.90%	10.82	20.75	1,255,815	14,330,543	-12.83%	-12.48%	1.44%
	2010	0.50%	0.90%	12.42	23.70	1,331,323	17,560,689	12.28%	12.73%	2.30%
American Century VP Value Class II
	2014	0.50%	0.90%	20.37	36.04	598,173	13,287,988	11.88%	12.33%	1.36%
	2013	0.50%	0.90%	18.15	32.08	656,462	13,020,143	30.30%	30.83%	1.49%
	2012	0.50%	0.90%	13.89	24.52	678,964	10,293,932	13.55%	14.01%	1.80%
	2011	0.50%	0.90%	12.20	21.51	631,585	8,516,720	-0.04%	0.36%	1.89%
	2010	0.50%	0.90%	12.16	21.43	649,027	8,736,434	12.02%	12.47%	2.06%
American Funds Growth Class 2
	2014	0.50%	0.90%	21.60	35.67	2,019,325	50,898,317	7.54%	7.97%	0.79%
	2013	0.50%	0.90%	20.03	33.03	2,171,345	50,892,276	28.94%	29.45%	0.94%
	2012	0.50%	0.90%	15.49	25.52	2,291,953	41,790,163	16.84%	17.30%	0.78%
	2011	0.50%	0.90%	13.22	21.75	2,531,772	39,704,270	-5.14%	-4.75%	0.60%
	2010	0.50%	0.90%	13.89	22.84	2,908,874	48,428,194	17.62%	18.09%	0.73%
American Funds Growth-Income Class 2
	2014	0.50%	0.90%	19.86	35.36	1,608,914	37,310,081	9.64%	10.08%	1.30%
	2013	0.50%	0.90%	18.06	32.12	1,692,437	35,795,323	32.30%	32.83%	1.34%
	2012	0.50%	0.90%	13.61	24.18	1,886,029	30,219,466	16.43%	16.90%	1.59%
	2011	0.50%	0.90%	11.66	20.69	2,090,366	28,883,464	-2.71%	-2.32%	1.54%
	2010	0.50%	0.90%	11.94	21.18	2,176,731	31,001,102	10.43%	10.87%	1.48%
Delaware VIP High Yield Standard Class
	2014	0.50%	0.90%	15.71	16.20	555,140	8,839,369	-1.18%	-0.78%	6.64%
	2013	0.50%	0.90%	15.89	16.32	683,315	10,995,620	8.24%	8.67%	7.67%
	2012	0.50%	0.90%	14.68	15.02	612,920	9,097,163	16.77%	17.24%	8.88%
	2011	0.50%	0.90%	12.58	12.81	686,736	8,702,183	1.47%	1.87%	7.82%
	2010	0.50%	0.90%	12.39	12.58	517,729	6,454,878	14.28%	14.74%	7.22%
Deutsche Small Cap Index VIP Class B
	2014	0.50%	0.90%	21.47	36.31	610,268	14,073,152	3.54%	3.95%	0.71%
	2013	0.50%	0.90%	20.68	34.93	638,794	14,217,528	37.07%	37.62%	1.41%
	2012	0.50%	0.90%	15.04	25.38	726,650	11,793,634	14.84%	15.30%	0.64%
	2011	0.50%	0.90%	13.06	22.01	809,172	11,425,210	-5.43%	-5.05%	0.59%
	2010	0.50%	0.90%	13.77	23.19	869,425	12,968,815	24.98%	25.48%	0.71%
Fidelity VIP Contrafund Initial Class
	2014	0.50%	0.90%	24.31	49.11	2,637,984	95,362,534	10.94%	11.39%	0.95%
	2013	0.50%	0.90%	21.85	44.27	2,829,066	93,027,331	30.11%	30.63%	1.06%
	2012	0.50%	0.90%	16.74	34.02	3,076,415	78,069,109	15.37%	15.84%	1.33%
	2011	0.50%	0.90%	14.47	29.49	3,272,321	72,970,275	-3.40%	-3.01%	0.97%
	2010	0.50%	0.90%	14.93	30.53	3,602,239	84,313,492	16.17%	16.63%	1.23%
Fidelity VIP Equity-Income Initial Class
	2014	0.50%	0.90%	18.72	32.53	1,781,087	38,945,676	7.74%	8.18%	2.78%
	2013	0.50%	0.90%	17.32	30.07	1,965,017	39,725,046	27.00%	27.51%	2.47%
	2012	0.50%	0.90%	13.60	23.58	2,138,932	34,045,800	16.26%	16.72%	3.08%
	2011	0.50%	0.90%	11.66	20.20	2,319,846	32,033,301	0.07%	0.47%	2.49%
	2010	0.50%	0.90%	11.62	20.11	2,488,507	34,410,060	14.12%	14.58%	1.82%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Fidelity VIP Growth Initial Class
	2014	0.50%	0.90%	$13.95	$39.22	1,960,657	$38,408,064	10.30%	10.74%	0.19%
	2013	0.50%	0.90%	12.61	35.41	2,128,577	37,936,898	35.11%	35.66%	0.29%
	2012	0.50%	0.90%	9.31	26.11	2,372,704	31,126,383	13.66%	14.12%	0.58%
	2011	0.50%	0.90%	8.16	22.88	2,665,520	30,878,720	-0.70%	-0.30%	0.36%
	2010	0.50%	0.90%	8.20	22.95	2,865,623	33,780,340	23.06%	23.55%	0.27%
Fidelity VIP High Income Initial Class
	2014	0.90%	0.90%	20.22	20.22	20,132	407,014	0.25%	0.25%	5.60%
	2013	0.90%	0.90%	20.17	20.17	21,816	439,946	5.00%	5.00%	5.72%
	2012	0.90%	0.90%	19.21	19.21	23,448	450,347	13.21%	13.21%	5.74%
	2011	0.90%	0.90%	16.97	16.97	25,276	428,847	3.10%	3.10%	6.69%
	2010	0.90%	0.90%	16.46	16.46	27,295	449,161	12.80%	12.80%	7.68%
Fidelity VIP Investment Grade Bond Service Class 2
	2014	0.50%	0.90%	14.71	29.39	1,552,142	24,102,102	4.67%	5.09%	2.00%
	2013	0.50%	0.90%	14.05	27.96	1,592,374	23,506,567	-2.95%	-2.56%	2.16%
	2012	0.50%	0.90%	14.48	28.70	1,672,705	25,379,545	4.66%	5.08%	2.30%
	2011	0.50%	0.90%	13.84	27.31	1,577,704	22,779,442	6.08%	6.50%	3.06%
	2010	0.50%	0.90%	13.04	25.64	1,513,078	20,583,052	6.58%	7.01%	3.25%
Fidelity VIP Mid Cap Service Class 2
	2014	0.50%	0.90%	27.58	39.31	825,804	28,614,704	5.08%	5.50%	0.02%
	2013	0.50%	0.90%	26.16	37.26	900,407	29,736,628	34.65%	35.19%	0.28%
	2012	0.50%	0.90%	19.37	27.56	944,200	23,137,919	13.54%	13.99%	0.39%
	2011	0.50%	0.90%	17.01	24.18	1,003,006	21,720,912	-11.65%	-11.30%	0.02%
	2010	0.50%	0.90%	19.20	27.26	1,184,876	28,875,045	27.42%	27.93%	0.13%
Franklin Small Cap Value VIP Class 2
	2014	0.50%	0.90%	23.10	36.17	638,694	18,079,453	-0.33%	0.07%	0.62%
	2013	0.50%	0.90%	23.11	36.15	648,936	18,506,705	35.02%	35.56%	1.34%
	2012	0.50%	0.90%	17.06	26.66	699,463	14,769,814	17.33%	17.80%	0.78%
	2011	0.50%	0.90%	14.50	22.64	758,527	13,776,985	-4.62%	-4.24%	0.71%
	2010	0.50%	0.90%	15.16	23.64	865,153	16,666,450	27.07%	27.58%	0.80%
Goldman Sachs VIT Strategic Growth Institutional Class
	2014	0.50%	0.90%	15.60	39.74	521,940	9,222,179	12.62%	13.07%	0.43%
	2013	0.50%	0.90%	13.85	35.14	486,392	7,574,261	31.23%	31.76%	0.40%
	2012	0.50%	0.90%	10.55	26.67	550,444	6,456,081	18.81%	19.29%	0.71%
	2011	0.50%	0.90%	8.88	22.36	526,020	5,224,663	-3.49%	-3.10%	0.44%
	2010	0.50%	0.90%	9.20	23.07	550,321	5,623,874	9.74%	10.18%	0.40%
LVIP Capital Growth Standard Class
	2014	0.50%	0.90%	11.28	66.57	2,699,137	107,637,436	10.38%	10.82%	0.18%
	2013	0.50%	0.90%	10.19	60.31	2,929,792	107,424,811	34.78%	35.32%	0.00%
	2012	0.50%	0.90%	7.54	44.74	3,261,887	89,012,081	18.00%	18.47%	0.00%
	2011	0.50%	0.90%	6.37	37.92	3,580,001	83,547,662	-9.83%	-9.47%	0.00%
	2010	0.50%	0.90%	7.04	42.05	3,922,453	102,931,566	17.89%	18.36%	0.04%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014	0.50%	0.90%	14.14	28.44	612,129	9,099,418	-8.14%	-7.77%	0.00%
	2013	0.50%	0.90%	15.39	30.84	636,258	10,258,223	23.70%	24.20%	0.00%
	2012	0.50%	0.90%	12.44	24.83	697,350	9,073,113	5.53%	5.95%	0.00%
	2011	0.50%	0.90%	11.79	23.43	797,629	9,785,742	-8.42%	-8.05%	0.00%
	2010	0.50%	0.90%	12.87	25.49	883,940	11,788,342	26.11%	26.61%	0.00%
LVIP Delaware Bond Service Class
	2014	0.50%	0.90%	17.24	32.52	820,242	16,433,488	4.66%	5.08%	1.69%
	2013	0.50%	0.90%	16.42	30.95	812,212	15,529,516	-3.52%	-3.13%	1.42%
	2012	0.50%	0.90%	16.97	31.95	973,370	19,161,553	5.28%	5.71%	1.76%
	2011	0.50%	0.90%	16.07	30.23	783,659	14,670,654	6.30%	6.72%	2.89%
	2010	0.50%	0.90%	15.07	28.32	827,181	14,570,244	7.15%	7.58%	2.94%
LVIP Delaware Foundation Conservative Allocation Service Class
	2014	0.50%	0.90%	16.30	38.34	1,311,704	33,803,751	3.67%	4.09%	2.38%
	2013	0.50%	0.90%	15.67	36.98	1,379,771	34,795,267	8.09%	8.52%	1.88%
	2012	0.50%	0.90%	14.46	34.22	1,478,994	34,770,713	9.37%	9.81%	2.22%
	2011	0.50%	0.90%	13.18	31.29	1,511,600	33,447,763	1.07%	1.47%	6.00%
	2010	0.50%	0.90%	13.00	30.95	1,683,010	37,561,377	9.17%	9.60%	1.52%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
LVIP Delaware Growth and Income Service Class
	2014	0.50%	0.90%	$11.74	$35.40	1,484,006	$26,009,617	11.77%	12.22%	1.59%
	2013	0.50%	0.90%	10.47	31.55	1,604,456	25,280,257	31.61%	32.13%	1.41%
	2012	0.50%	0.90%	7.93	23.88	1,731,736	20,698,715	13.89%	14.34%	0.75%
	2011	0.50%	0.90%	6.94	20.88	1,843,991	19,562,168	-0.06%	0.34%	0.71%
	2010	0.50%	0.90%	6.93	20.81	1,947,945	20,944,305	11.53%	11.98%	0.62%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014	0.50%	0.90%	18.48	33.84	532,161	13,033,504	7.15%	7.58%	0.79%
	2013	0.50%	0.90%	17.19	31.46	583,920	13,359,433	23.06%	23.55%	0.46%
	2012	0.50%	0.90%	13.93	25.46	656,861	12,194,705	12.74%	13.19%	0.00%
	2011	0.50%	0.90%	12.32	22.49	719,348	11,867,111	-2.65%	-2.26%	0.00%
	2010	0.50%	0.90%	12.62	23.01	803,700	13,629,281	23.65%	24.15%	0.08%
LVIP Managed Risk Profile 2010 Standard Class
	2014	0.50%	0.90%	12.30	12.55	205,664	2,535,056	3.84%	4.15%	2.39%
	2013	0.60%	0.90%	11.85	12.05	24,212	290,109	7.95%	8.28%	1.40%
	2012	0.60%	0.90%	10.97	11.13	14,031	154,732	7.57%	7.89%	2.19%
	2011	0.60%	0.90%	10.20	10.31	21,509	220,860	0.34%	0.64%	0.71%
	2010	0.60%	0.90%	10.17	10.25	26,206	267,561	10.47%	10.80%	1.33%
LVIP Managed Risk Profile 2020 Standard Class
	2014	0.50%	0.90%	12.13	12.45	126,280	1,548,992	3.45%	3.87%	1.78%
	2013	0.50%	0.90%	11.72	11.99	110,842	1,313,121	10.14%	10.58%	1.23%
	2012	0.50%	0.90%	10.65	10.84	98,430	1,054,519	7.41%	7.84%	2.08%
	2011	0.50%	0.90%	9.91	10.02	72,788	725,898	-0.70%	-0.41%	1.00%
	2010	0.60%	0.90%	9.98	10.06	42,332	424,453	11.03%	11.36%	1.09%
LVIP Managed Risk Profile 2030 Standard Class
	2014	0.60%	0.90%	11.93	12.17	105,376	1,275,715	3.23%	3.54%	3.20%
	2013	0.60%	0.90%	11.56	11.76	68,442	798,589	12.73%	13.06%	1.45%
	2012	0.60%	0.90%	10.25	10.40	81,642	844,003	6.93%	7.25%	2.26%
	2011	0.60%	0.90%	9.59	9.69	50,758	490,450	-1.46%	-1.16%	0.74%
	2010	0.60%	0.90%	9.73	9.81	37,079	362,955	11.54%	11.87%	0.90%
LVIP Managed Risk Profile 2040 Standard Class
	2014	0.60%	0.90%	11.54	11.77	61,897	723,339	2.55%	2.86%	2.62%
	2013	0.60%	0.90%	11.25	11.44	70,679	802,585	15.49%	15.84%	1.65%
	2012	0.60%	0.90%	9.74	9.88	93,735	921,573	6.16%	6.48%	3.62%
	2011	0.60%	0.90%	9.18	9.28	16,470	152,219	-2.34%	-2.05%	0.60%
	2010	0.60%	0.90%	9.40	9.47	15,310	144,531	12.65%	12.99%	1.25%
LVIP Managed Risk Profile Conservative Standard Class
	2014	0.50%	0.90%	13.89	14.27	299,599	4,199,741	4.75%	5.17%	1.91%
	2013	0.50%	0.90%	13.26	13.57	315,232	4,211,927	8.77%	9.20%	1.99%
	2012	0.50%	0.90%	12.20	12.42	319,229	3,921,313	8.79%	9.23%	3.52%
	2011	0.50%	0.90%	11.21	11.37	539,984	6,096,648	2.75%	3.17%	2.53%
	2010	0.50%	0.90%	10.91	11.02	262,346	2,877,305	9.51%	9.95%	3.98%
LVIP Managed Risk Profile Growth Standard Class
	2014	0.50%	0.90%	11.83	12.14	587,271	7,047,265	2.54%	2.95%	1.36%
	2013	0.50%	0.90%	11.53	11.80	1,112,344	13,021,721	12.53%	12.98%	1.97%
	2012	0.50%	0.90%	10.25	10.44	753,416	7,809,955	8.17%	8.60%	2.53%
	2011	0.50%	0.90%	9.48	9.61	856,771	8,191,454	-0.90%	-0.50%	1.95%
	2010	0.50%	0.90%	9.56	9.66	815,253	7,845,145	11.71%	12.16%	2.95%
LVIP Managed Risk Profile Moderate Standard Class
	2014	0.50%	0.90%	12.82	13.16	1,040,859	13,555,316	3.21%	3.63%	1.97%
	2013	0.50%	0.90%	12.42	12.70	1,034,946	13,035,612	10.85%	11.30%	1.61%
	2012	0.50%	0.90%	11.21	11.41	1,476,455	16,729,548	8.61%	9.04%	3.36%
	2011	0.50%	0.90%	10.32	10.47	1,283,271	13,353,268	0.26%	0.66%	1.50%
	2010	0.50%	0.90%	10.29	10.40	1,605,545	16,627,390	10.96%	11.40%	3.15%
LVIP MFS International Growth Standard Class
	2014	0.50%	0.90%	10.85	25.91	2,175,556	31,481,820	-5.90%	-5.52%	1.03%
	2013	0.50%	0.90%	11.50	27.43	2,261,147	34,565,963	12.59%	13.05%	0.80%
	2012	0.50%	0.90%	10.18	24.26	2,423,521	32,668,162	18.33%	18.80%	0.73%
	2011	0.50%	0.90%	8.58	20.42	2,702,501	30,732,612	-10.68%	-10.32%	2.80%
	2010	0.50%	0.90%	9.58	22.77	2,948,994	37,421,385	12.09%	12.54%	0.77%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
LVIP MFS Value Standard Class
	2014	0.50%	0.90%	$22.79	$69.94	1,117,720	$52,979,019	9.52%	9.95%	2.38%
	2013	0.50%	0.90%	20.75	63.86	1,194,951	52,142,269	34.74%	35.28%	1.65%
	2012	0.50%	0.90%	15.35	47.40	1,350,974	43,692,936	15.29%	15.75%	1.18%
	2011	0.50%	0.90%	13.28	41.11	1,489,829	42,075,625	-1.00%	-0.60%	1.34%
	2010	0.50%	0.90%	13.37	41.53	1,656,457	47,777,979	10.59%	11.03%	1.22%
LVIP Mid-Cap Value Standard Class
	2014	0.50%	0.90%	23.46	38.36	782,206	21,861,476	7.32%	7.75%	0.30%
	2013	0.50%	0.90%	21.79	35.60	883,097	22,997,831	32.95%	33.49%	0.23%
	2012	0.50%	0.90%	16.34	26.67	916,185	17,963,616	23.01%	23.50%	0.36%
	2011	0.50%	0.90%	13.24	21.60	1,056,319	16,855,455	-10.13%	-9.77%	0.00%
	2010	0.50%	0.90%	14.69	23.94	1,272,407	22,628,485	22.79%	23.28%	0.26%
LVIP Money Market Standard Class
	2014	0.50%	0.90%	10.95	22.27	1,865,754	26,389,668	-0.87%	-0.47%	0.03%
	2013	0.50%	0.90%	11.01	22.40	1,864,898	26,732,030	-0.87%	-0.47%	0.02%
	2012	0.50%	0.90%	11.08	22.53	2,462,094	39,038,913	-0.87%	-0.47%	0.03%
	2011	0.50%	0.90%	11.14	22.66	2,490,131	39,256,990	-0.87%	-0.47%	0.03%
	2010	0.50%	0.90%	11.21	22.79	2,850,662	42,629,683	-0.85%	-0.45%	0.05%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014	0.50%	0.90%	10.36	10.64	174,439	1,833,695	3.04%	3.45%	2.14%
	2013	0.50%	0.90%	10.05	10.28	186,204	1,897,754	8.82%	9.26%	2.17%
	2012	0.50%	0.90%	9.24	9.41	157,961	1,476,606	10.15%	10.60%	3.15%
	2011	0.50%	0.90%	8.39	8.51	214,923	1,818,777	-0.68%	-0.28%	1.24%
	2010	0.50%	0.90%	8.44	8.53	228,613	1,942,586	7.76%	8.19%	1.20%
LVIP SSgA S&P 500 Index Standard Class
	2014	0.50%	0.90%	16.30	37.28	5,758,967	140,386,026	12.41%	12.86%	1.89%
	2013	0.50%	0.90%	14.46	33.04	6,501,500	138,426,653	30.82%	31.34%	1.52%
	2012	0.50%	0.90%	11.02	25.15	7,239,287	118,656,941	14.61%	15.07%	0.88%
	2011	0.50%	0.90%	9.59	21.86	9,147,283	126,423,426	0.94%	1.34%	0.87%
	2010	0.50%	0.90%	9.47	21.57	10,062,279	138,590,973	13.70%	14.15%	1.13%
LVIP SSgA Small-Cap Index Standard Class
	2014	0.50%	0.90%	18.82	76.10	932,827	47,573,510	3.74%	4.15%	0.83%
	2013	0.50%	0.90%	18.09	73.14	971,978	49,892,188	36.67%	37.22%	0.78%
	2012	0.50%	0.90%	13.19	53.36	1,064,885	39,765,042	14.86%	15.32%	0.67%
	2011	0.50%	0.90%	11.45	46.32	1,175,547	38,687,578	-5.42%	-5.04%	0.33%
	2010	0.50%	0.90%	12.07	48.82	1,356,943	48,146,662	25.06%	25.56%	0.54%
LVIP T. Rowe Price Growth Stock Standard Class
	2014	0.50%	0.90%	11.35	41.89	2,169,246	62,545,729	7.74%	8.17%	0.00%
	2013	0.50%	0.90%	10.50	38.88	2,368,394	63,333,507	37.80%	38.35%	0.00%
	2012	0.50%	0.90%	7.60	28.21	2,616,318	51,552,336	17.25%	17.72%	0.00%
	2011	0.50%	0.90%	6.46	24.06	2,874,659	48,818,420	-2.53%	-2.14%	0.00%
	2010	0.50%	0.90%	6.61	24.69	3,215,809	57,089,750	15.69%	16.15%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014	0.50%	0.90%	18.88	102.76	1,435,822	78,744,619	-2.87%	-2.48%	1.39%
	2013	0.50%	0.90%	19.38	105.48	1,572,889	88,211,867	18.85%	19.33%	1.32%
	2012	0.50%	0.90%	16.26	88.48	1,646,527	80,847,434	20.13%	20.61%	1.93%
	2011	0.50%	0.90%	13.49	73.44	1,802,736	75,197,128	-3.96%	-3.58%	2.05%
	2010	0.50%	0.90%	14.01	76.24	1,990,038	87,216,247	5.61%	6.04%	1.79%
MFS VIT Research Initial Class
	2014	0.60%	0.90%	15.79	24.08	617,561	12,690,732	9.21%	9.54%	0.81%
	2013	0.60%	0.90%	14.42	22.05	683,110	12,909,859	31.10%	31.49%	0.32%
	2012	0.60%	0.90%	10.96	16.82	769,596	11,062,150	16.22%	16.57%	0.79%
	2011	0.60%	0.90%	9.40	14.47	842,852	10,420,688	-1.34%	-1.05%	0.85%
	2010	0.60%	0.90%	9.50	14.67	940,023	11,820,802	14.86%	15.20%	0.93%
MFS VIT Utilities Initial Class
	2014	0.50%	0.90%	29.02	47.99	1,077,417	40,041,345	11.72%	12.17%	2.08%
	2013	0.50%	0.90%	25.90	42.78	1,101,927	36,515,849	19.44%	19.92%	2.30%
	2012	0.50%	0.90%	21.62	35.68	1,204,541	33,530,575	12.47%	12.92%	6.71%
	2011	0.50%	0.90%	19.17	31.60	1,325,194	32,753,641	5.83%	6.25%	3.18%
	2010	0.50%	0.90%	18.06	29.74	1,387,653	32,462,599	12.79%	13.24%	3.22%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
PIMCO VIT Total Return Administrative Class
	2014	0.50%	0.90%	$17.11	$47.52	3,984,376	$77,926,901	3.35%	3.76%	2.18%
	2013	0.50%	0.90%	16.50	45.84	4,282,166	80,946,745	-2.84%	-2.45%	2.19%
	2012	0.50%	0.90%	16.94	47.04	4,765,679	92,469,334	8.62%	9.06%	2.57%
	2011	0.50%	0.90%	15.54	43.18	4,794,332	85,441,702	2.68%	3.09%	2.62%
	2010	0.50%	0.90%	15.09	41.92	5,163,630	89,765,744	7.15%	7.58%	2.42%
ProFund VP Asia 30
	2014	0.50%	0.90%	18.76	31.43	364,645	7,479,648	-2.45%	-2.06%	0.08%
	2013	0.50%	0.90%	19.18	32.09	407,991	8,578,681	13.94%	14.40%	0.06%
	2012	0.50%	0.90%	16.78	28.05	419,520	7,736,039	14.44%	14.90%	0.00%
	2011	0.50%	0.90%	14.62	24.41	480,796	7,703,961	-27.65%	-27.36%	0.04%
	2010	0.50%	0.90%	20.14	33.61	650,248	14,424,210	12.89%	13.34%	0.08%
ProFund VP Europe 30
	2014	0.50%	0.90%	12.98	22.76	244,002	3,496,984	-9.47%	-9.10%	1.25%
	2013	0.50%	0.90%	14.34	25.04	263,504	4,128,058	20.55%	21.03%	1.63%
	2012	0.50%	0.90%	11.90	20.69	237,379	3,088,162	15.55%	16.01%	3.40%
	2011	0.50%	0.90%	10.29	17.83	257,684	2,862,784	-9.70%	-9.34%	0.98%
	2010	0.50%	0.90%	11.40	19.67	270,396	3,292,439	1.71%	2.12%	1.66%
ProFund VP Financials
	2014	0.50%	0.90%	10.57	18.30	292,352	3,155,130	11.91%	12.35%	0.21%
	2013	0.50%	0.90%	9.42	16.29	515,964	4,927,750	30.89%	31.42%	0.37%
	2012	0.50%	0.90%	7.18	12.40	335,494	2,445,821	23.61%	24.11%	0.14%
	2011	0.50%	0.90%	5.79	9.99	397,429	2,336,849	-14.60%	-14.26%	0.00%
	2010	0.50%	0.90%	6.76	11.65	401,769	2,771,545	9.94%	10.38%	0.28%
ProFund VP Health Care
	2014	0.50%	0.90%	22.97	47.25	326,761	7,763,384	22.59%	23.08%	0.07%
	2013	0.50%	0.90%	18.73	38.39	299,912	5,752,813	38.51%	39.06%	0.36%
	2012	0.50%	0.90%	13.53	27.61	240,614	3,341,236	16.35%	16.82%	0.36%
	2011	0.50%	0.90%	11.63	23.63	280,907	3,333,036	9.12%	9.56%	0.24%
	2010	0.50%	0.90%	10.65	21.57	267,970	2,903,293	1.92%	2.33%	0.32%
ProFund VP Large-Cap Growth
	2014	0.60%	0.90%	18.21	19.44	83,970	1,554,924	11.92%	12.25%	0.12%
	2013	0.60%	0.90%	16.28	17.31	155,899	2,560,785	29.49%	29.88%	0.25%
	2012	0.60%	0.90%	12.57	13.33	93,550	1,194,465	11.71%	12.04%	0.11%
	2011	0.50%	0.90%	11.25	23.01	98,491	1,124,181	2.20%	2.61%	0.00%
	2010	0.50%	0.90%	11.01	22.43	65,752	736,548	12.17%	12.62%	0.11%
ProFund VP Large-Cap Value
	2014	0.60%	0.90%	15.13	17.28	93,015	1,529,095	9.48%	9.81%	0.69%
	2013	0.60%	0.90%	13.77	15.74	97,629	1,463,934	28.73%	29.12%	1.07%
	2012	0.60%	0.90%	10.67	12.19	85,476	988,942	14.39%	14.73%	1.22%
	2011	0.50%	0.90%	9.30	17.87	94,787	958,053	-2.16%	-1.77%	1.35%
	2010	0.50%	0.90%	9.48	18.20	63,387	671,587	11.88%	12.33%	0.93%
ProFund VP Rising Rates Opportunity
	2014	0.50%	0.90%	2.51	5.58	468,747	1,196,374	-30.88%	-30.61%	0.00%
	2013	0.50%	0.90%	3.63	8.04	426,021	1,570,615	15.43%	15.90%	0.00%
	2012	0.50%	0.90%	3.15	6.94	507,525	1,611,165	-7.77%	-7.40%	0.00%
	2011	0.50%	0.90%	3.41	7.49	266,824	925,062	-38.06%	-37.81%	0.00%
	2010	0.50%	0.90%	5.49	12.04	226,602	1,265,125	-16.78%	-16.44%	0.00%
ProFund VP Small-Cap Growth
	2014	0.50%	0.90%	21.51	37.19	94,552	2,075,399	1.26%	1.66%	0.00%
	2013	0.50%	0.90%	21.18	36.58	111,100	2,402,005	39.17%	39.72%	0.00%
	2012	0.50%	0.90%	15.17	26.18	113,818	1,767,440	11.48%	11.92%	0.00%
	2011	0.50%	0.90%	13.57	23.39	231,582	3,205,902	0.37%	0.78%	0.00%
	2010	0.50%	0.90%	13.48	23.21	146,835	2,029,232	24.60%	25.10%	0.00%
ProFund VP Small-Cap Value
	2014	0.50%	0.90%	20.24	33.60	64,853	1,360,142	4.87%	5.29%	0.00%
	2013	0.50%	0.90%	19.25	31.91	75,571	1,499,177	36.44%	36.99%	0.16%
	2012	0.50%	0.90%	14.06	23.30	74,015	1,081,123	15.12%	15.58%	0.00%
	2011	0.50%	0.90%	12.18	20.16	153,835	1,934,276	-4.96%	-4.58%	0.00%
	2010	0.50%	0.90%	12.78	21.12	74,347	988,619	21.01%	21.49%	0.11%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
ProFund VP Technology
	2014	0.50%	0.90%	$18.51	$40.56	362,873	$7,018,648	17.06%	17.53%	0.00%
	2013	0.50%	0.90%	15.82	34.51	264,123	4,364,627	24.07%	24.57%	0.00%
	2012	0.50%	0.90%	12.75	27.70	267,198	3,543,907	9.32%	9.76%	0.00%
	2011	0.50%	0.90%	11.66	25.24	316,077	3,834,574	-2.25%	-1.86%	0.00%
	2010	0.50%	0.90%	11.93	25.72	356,156	4,387,305	9.74%	10.18%	0.00%
ProFund VP U.S. Government Plus
	2014	0.50%	0.90%	20.78	41.01	99,036	2,122,549	35.17%	35.72%	0.19%
	2013	0.50%	0.90%	15.33	30.22	140,671	2,218,823	-19.84%	-19.51%	0.26%
	2012	0.50%	0.90%	19.06	37.54	146,640	2,867,690	0.07%	0.47%	0.00%
	2011	0.50%	0.90%	18.99	37.37	225,488	4,382,522	42.23%	42.80%	0.14%
	2010	0.50%	0.90%	13.31	26.17	184,658	2,526,275	9.13%	9.57%	0.45%
T. Rowe Price Mid-Cap Growth Class II
	2014	0.60%	0.90%	31.78	33.21	148,722	4,839,859	11.81%	12.15%	0.00%
	2013	0.60%	0.90%	28.42	29.61	165,726	4,812,958	35.18%	35.58%	0.00%
	2012	0.60%	0.90%	21.03	21.84	187,190	4,014,763	12.60%	12.94%	0.00%
	2011	0.60%	0.90%	18.67	19.34	203,800	3,870,794	-2.40%	-2.11%	0.00%
	2010	0.60%	0.90%	19.13	19.76	234,796	4,558,419	26.63%	27.01%	0.00%
Templeton Foreign VIP Class 1
	2014	0.90%	0.90%	30.76	30.76	1,305,236	40,147,754	-11.69%	-11.69%	2.08%
	2013	0.90%	0.90%	34.83	34.83	1,360,482	47,383,920	22.17%	22.17%	2.57%
	2012	0.90%	0.90%	28.51	28.51	1,523,726	43,439,368	17.53%	17.53%	3.24%
	2011	0.90%	0.90%	24.26	24.26	1,708,066	41,430,274	-11.25%	-11.25%	1.93%
	2010	0.90%	0.90%	27.33	27.33	1,874,817	51,238,094	7.70%	7.70%	2.09%
Templeton Foreign VIP Class 2
	2014	0.50%	0.60%	15.17	26.76	1,374,161	22,056,494	-11.66%	-11.57%	1.87%
	2013	0.50%	0.60%	17.18	30.26	1,422,978	25,727,169	22.23%	22.36%	2.35%
	2012	0.50%	0.60%	14.05	24.73	1,489,082	22,009,692	17.53%	17.64%	2.95%
	2011	0.50%	0.60%	11.96	21.03	1,497,956	18,810,505	-11.17%	-11.08%	1.72%
	2010	0.50%	0.60%	13.46	23.65	1,533,302	21,600,722	7.76%	7.87%	1.88%
Vanguard VIF Mid-Cap Index
	2014	0.50%	0.90%	26.45	41.06	956,104	27,115,245	12.58%	13.03%	0.92%
	2013	0.50%	0.90%	23.43	36.33	1,022,374	25,748,887	33.72%	34.26%	1.17%
	2012	0.50%	0.90%	17.47	27.06	1,057,190	19,879,932	14.78%	15.24%	1.15%
	2011	0.50%	0.90%	15.17	23.48	1,148,812	18,784,664	-2.92%	-2.53%	1.11%
	2010	0.50%	0.90%	15.58	24.09	1,300,397	21,875,546	24.25%	24.74%	0.98%
Vanguard VIF REIT Index
	2014	0.50%	0.90%	25.65	34.80	973,881	30,549,581	28.94%	29.46%	3.36%
	2013	0.50%	0.90%	19.84	26.88	1,005,981	24,445,116	1.41%	1.82%	2.03%
	2012	0.50%	0.90%	19.50	26.40	1,116,052	26,332,032	16.41%	16.87%	1.95%
	2011	0.50%	0.90%	16.70	22.59	1,216,744	24,723,274	7.47%	7.90%	1.80%
	2010	0.50%	0.90%	15.49	20.94	1,389,801	26,123,802	27.10%	27.61%	2.71%
Vanguard VIF Small Company Growth
	2014	0.50%	0.90%	25.00	43.00	778,512	20,802,004	2.45%	2.86%	0.29%
	2013	0.50%	0.90%	24.33	41.80	824,943	21,527,841	45.23%	45.81%	0.66%
	2012	0.50%	0.90%	16.70	28.67	878,098	15,730,894	13.62%	14.08%	0.23%
	2011	0.50%	0.90%	14.65	25.13	950,623	14,973,829	0.45%	0.85%	0.19%
	2010	0.50%	0.90%	14.55	24.92	1,135,981	17,705,694	30.61%	31.13%	0.34%

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Century VP International Class I	$1,651,230	$2,008,235
American Century VP Value Class II	2,389,043	3,428,071
American Funds Growth Class 2	4,708,419	5,948,312
American Funds Growth-Income Class 2	4,853,247	4,810,036
Delaware VIP High Yield Standard Class	3,252,920	4,811,675
Deutsche Small Cap Index VIP Class B	1,738,782	1,652,806
Fidelity VIP Contrafund Initial Class	5,028,316	10,005,353
Fidelity VIP Equity-Income Initial Class	2,879,594	4,966,929
Fidelity VIP Growth Initial Class	1,745,232	5,260,592
Fidelity VIP High Income Initial Class	24,381	38,810
Fidelity VIP Investment Grade Bond Service Class 2	2,704,098	2,678,145
Fidelity VIP Mid Cap Service Class 2	2,041,306	4,131,404
Franklin Small Cap Value VIP Class 2	2,765,824	1,886,421
Goldman Sachs VIT Strategic Growth Institutional Class	4,022,615	1,287,394
LVIP Capital Growth Standard Class	772,987	11,387,934
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	1,237,803	1,598,833
LVIP Delaware Bond Service Class	5,644,606	5,278,781
LVIP Delaware Foundation Conservative Allocation Service Class	2,764,879	3,011,931
LVIP Delaware Growth and Income Service Class	2,758,087	3,459,889
LVIP JPMorgan Mid Cap Value RPM Standard Class	341,326	1,566,853
LVIP Managed Risk Profile 2010 Standard Class	2,456,819	245,665
LVIP Managed Risk Profile 2020 Standard Class	708,174	508,250
LVIP Managed Risk Profile 2030 Standard Class	744,025	271,384
LVIP Managed Risk Profile 2040 Standard Class	420,525	515,684
LVIP Managed Risk Profile Conservative Standard Class	967,564	1,095,066
LVIP Managed Risk Profile Growth Standard Class	1,844,062	7,965,999
LVIP Managed Risk Profile Moderate Standard Class	1,533,946	1,365,225
LVIP MFS International Growth Standard Class	1,608,401	2,707,851
LVIP MFS Value Standard Class	2,759,737	6,146,000
LVIP Mid-Cap Value Standard Class	1,665,890	4,578,752
LVIP Money Market Standard Class	9,169,397	9,513,008
LVIP SSgA Global Tactical Allocation RPM Standard Class	321,874	414,952
LVIP SSgA S&P 500 Index Standard Class	7,204,126	19,217,539
LVIP SSgA Small-Cap Index Standard Class	2,275,490	6,063,284
LVIP T. Rowe Price Growth Stock Standard Class	3,040,582	8,953,286
LVIP Templeton Growth RPM Standard Class	2,375,217	9,174,395
MFS VIT Research Initial Class	1,087,674	1,505,284
MFS VIT Utilities Initial Class	5,915,163	5,207,943
PIMCO VIT Total Return Administrative Class	4,919,386	9,560,860

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ProFund VP Asia 30	$649,544	$1,584,373
ProFund VP Europe 30	408,726	654,623
ProFund VP Financials	1,099,789	3,286,841
ProFund VP Health Care	3,231,498	2,569,976
ProFund VP Large-Cap Growth	1,224,386	2,351,588
ProFund VP Large-Cap Value	1,179,718	1,287,722
ProFund VP Rising Rates Opportunity	608,967	512,918
ProFund VP Small-Cap Growth	850,177	884,017
ProFund VP Small-Cap Value	211,212	362,128
ProFund VP Technology	3,307,732	1,474,717
ProFund VP U.S. Government Plus	1,831,441	2,671,925
T. Rowe Price Mid-Cap Growth Class II	566,988	589,428
Templeton Foreign VIP Class 1	2,702,290	4,200,921
Templeton Foreign VIP Class 2	2,080,804	2,525,498
Vanguard VIF Mid-Cap Index	2,524,309	3,295,284
Vanguard VIF REIT Index	4,440,435	3,455,465
Vanguard VIF Small Company Growth	4,522,874	3,095,619

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Century VP International Class I	1,584,931	$9.98	$15,817,607	$13,621,466
American Century VP Value Class II	1,410,261	9.42	13,284,654	9,779,446
American Funds Growth Class 2	637,508	79.84	50,898,608	35,018,121
American Funds Growth-Income Class 2	711,912	52.41	37,311,286	26,707,517
Delaware VIP High Yield Standard Class	1,573,149	5.67	8,919,751	9,191,067
Deutsche Small Cap Index VIP Class B	813,023	17.31	14,073,434	10,323,275
Fidelity VIP Contrafund Initial Class	2,566,884	37.36	95,898,800	65,831,316
Fidelity VIP Equity-Income Initial Class	1,619,979	24.27	39,316,890	34,623,205
Fidelity VIP Growth Initial Class	608,025	63.48	38,597,450	22,852,177
Fidelity VIP High Income Initial Class	73,736	5.52	407,024	554,645
Fidelity VIP Investment Grade Bond Service Class 2	1,947,667	12.51	24,365,320	24,536,460
Fidelity VIP Mid Cap Service Class 2	776,710	36.84	28,614,008	23,398,947
Franklin Small Cap Value VIP Class 2	810,012	22.32	18,079,465	13,562,390
Goldman Sachs VIT Strategic Growth Institutional Class	592,236	16.16	9,570,543	8,287,845
LVIP Capital Growth Standard Class	2,578,141	41.89	108,008,658	59,638,160
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	719,831	12.64	9,097,941	7,925,700
LVIP Delaware Bond Service Class	1,182,104	13.90	16,433,605	16,466,863
LVIP Delaware Foundation Conservative Allocation Service Class	2,269,170	14.90	33,799,288	36,308,438
LVIP Delaware Growth and Income Service Class	585,699	44.25	25,919,503	20,686,810
LVIP JPMorgan Mid Cap Value RPM Standard Class	834,355	15.62	13,034,287	9,243,342
LVIP Managed Risk Profile 2010 Standard Class	203,657	12.45	2,535,117	2,496,853
LVIP Managed Risk Profile 2020 Standard Class	127,913	12.11	1,549,023	1,427,911
LVIP Managed Risk Profile 2030 Standard Class	104,792	12.17	1,275,739	1,210,185
LVIP Managed Risk Profile 2040 Standard Class	62,058	11.66	723,353	697,676
LVIP Managed Risk Profile Conservative Standard Class	301,088	13.94	4,198,375	3,785,954
LVIP Managed Risk Profile Growth Standard Class	523,037	13.47	7,047,397	6,186,846
LVIP Managed Risk Profile Moderate Standard Class	960,774	14.11	13,555,563	11,693,638
LVIP MFS International Growth Standard Class	2,299,805	13.69	31,493,525	26,844,736
LVIP MFS Value Standard Class	1,416,759	37.27	52,799,773	29,477,518
LVIP Mid-Cap Value Standard Class	951,990	22.96	21,861,502	13,018,707
LVIP Money Market Standard Class	2,639,252	10.00	26,392,521	26,392,517
LVIP SSgA Global Tactical Allocation RPM Standard Class	153,079	11.98	1,833,729	1,639,845
LVIP SSgA S&P 500 Index Standard Class	9,556,810	14.65	140,016,828	85,586,645
LVIP SSgA Small-Cap Index Standard Class	1,724,969	26.99	46,556,916	29,113,864
LVIP T. Rowe Price Growth Stock Standard Class	2,006,602	31.18	62,565,852	38,270,903
LVIP Templeton Growth RPM Standard Class	2,398,330	32.85	78,773,149	57,265,024

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Research Initial Class	436,158	$29.11	$12,696,548	$8,147,417
MFS VIT Utilities Initial Class	1,168,269	33.96	39,674,405	30,597,199
PIMCO VIT Total Return Administrative Class	6,958,531	11.20	77,935,550	76,019,148
ProFund VP Asia 30	135,846	55.06	7,479,665	7,565,578
ProFund VP Europe 30	149,765	23.35	3,497,010	3,494,384
ProFund VP Financials	100,069	31.53	3,155,194	2,463,378
ProFund VP Health Care	121,707	63.90	7,777,074	5,580,103
ProFund VP Large-Cap Growth	27,170	57.23	1,554,958	1,219,691
ProFund VP Large-Cap Value	39,635	38.58	1,529,101	1,242,135
ProFund VP Rising Rates Opportunity	211,005	5.67	1,196,398	1,729,050
ProFund VP Small-Cap Growth	55,419	37.45	2,075,443	1,875,259
ProFund VP Small-Cap Value	32,140	42.32	1,360,150	1,057,177
ProFund VP Technology	259,378	27.06	7,018,778	5,534,179
ProFund VP U.S. Government Plus	88,038	24.11	2,122,591	1,908,511
T. Rowe Price Mid-Cap Growth Class II	178,719	27.08	4,839,700	3,894,263
Templeton Foreign VIP Class 1	2,617,358	15.34	40,150,272	39,089,600
Templeton Foreign VIP Class 2	1,465,736	15.05	22,059,324	20,559,525
Vanguard VIF Mid-Cap Index	1,205,676	22.49	27,115,655	19,172,230
Vanguard VIF REIT Index	2,155,826	14.17	30,548,051	25,393,295
Vanguard VIF Small Company Growth	861,699	24.14	20,801,423	16,168,570

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Class I	84,273	(119,572)	(35,299)
American Century VP Value Class II	112,314	(170,603)	(58,289)
American Funds Growth Class 2	88,840	(240,860)	(152,020)
American Funds Growth-Income Class 2	121,273	(204,796)	(83,523)
Delaware VIP High Yield Standard Class	150,921	(279,096)	(128,175)
Deutsche Small Cap Index VIP Class B	42,839	(71,365)	(28,526)
Fidelity VIP Contrafund Initial Class	102,596	(293,678)	(191,082)
Fidelity VIP Equity-Income Initial Class	62,950	(246,880)	(183,930)
Fidelity VIP Growth Initial Class	92,308	(260,228)	(167,920)
Fidelity VIP High Income Initial Class	13	(1,697)	(1,684)
Fidelity VIP Investment Grade Bond Service Class 2	151,975	(192,207)	(40,232)
Fidelity VIP Mid Cap Service Class 2	43,358	(117,961)	(74,603)
Franklin Small Cap Value VIP Class 2	50,059	(60,301)	(10,242)
Goldman Sachs VIT Strategic Growth Institutional Class	140,318	(104,770)	35,548
LVIP Capital Growth Standard Class	46,578	(277,233)	(230,655)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	82,762	(106,891)	(24,129)
LVIP Delaware Bond Service Class	269,248	(261,218)	8,030
LVIP Delaware Foundation Conservative Allocation Service Class	30,986	(99,053)	(68,067)
LVIP Delaware Growth and Income Service Class	66,054	(186,504)	(120,450)
LVIP JPMorgan Mid Cap Value RPM Standard Class	11,030	(62,789)	(51,759)
LVIP Managed Risk Profile 2010 Standard Class	200,430	(18,978)	181,452
LVIP Managed Risk Profile 2020 Standard Class	56,664	(41,226)	15,438
LVIP Managed Risk Profile 2030 Standard Class	59,565	(22,631)	36,934
LVIP Managed Risk Profile 2040 Standard Class	35,347	(44,129)	(8,782)
LVIP Managed Risk Profile Conservative Standard Class	61,441	(77,074)	(15,633)
LVIP Managed Risk Profile Growth Standard Class	138,937	(664,010)	(525,073)
LVIP Managed Risk Profile Moderate Standard Class	101,392	(95,479)	5,913
LVIP MFS International Growth Standard Class	90,750	(176,341)	(85,591)
LVIP MFS Value Standard Class	44,503	(121,734)	(77,231)
LVIP Mid-Cap Value Standard Class	60,772	(161,663)	(100,891)
LVIP Money Market Standard Class	630,398	(629,542)	856
LVIP SSgA Global Tactical Allocation RPM Standard Class	27,463	(39,228)	(11,765)
LVIP SSgA S&P 500 Index Standard Class	199,597	(942,130)	(742,533)
LVIP SSgA Small-Cap Index Standard Class	75,302	(114,453)	(39,151)

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Growth Stock Standard Class	142,820	(341,968)	(199,148)
LVIP Templeton Growth RPM Standard Class	42,000	(179,067)	(137,067)
MFS VIT Research Initial Class	4,700	(70,249)	(65,549)
MFS VIT Utilities Initial Class	107,935	(132,445)	(24,510)
PIMCO VIT Total Return Administrative Class	189,905	(487,695)	(297,790)
ProFund VP Asia 30	31,191	(74,537)	(43,346)
ProFund VP Europe 30	23,879	(43,381)	(19,502)
ProFund VP Financials	111,865	(335,477)	(223,612)
ProFund VP Health Care	150,556	(123,707)	26,849
ProFund VP Large-Cap Growth	73,494	(145,423)	(71,929)
ProFund VP Large-Cap Value	76,694	(81,308)	(4,614)
ProFund VP Rising Rates Opportunity	194,472	(151,746)	42,726
ProFund VP Small-Cap Growth	25,859	(42,407)	(16,548)
ProFund VP Small-Cap Value	7,426	(18,144)	(10,718)
ProFund VP Technology	183,973	(85,223)	98,750
ProFund VP U.S. Government Plus	106,183	(147,818)	(41,635)
T. Rowe Price Mid-Cap Growth Class II	1,634	(18,638)	(17,004)
Templeton Foreign VIP Class 1	59,201	(114,447)	(55,246)
Templeton Foreign VIP Class 2	97,046	(145,863)	(48,817)
Vanguard VIF Mid-Cap Index	53,863	(120,133)	(66,270)
Vanguard VIF REIT Index	82,565	(114,665)	(32,100)
Vanguard VIF Small Company Growth	71,707	(118,138)	(46,431)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Class I	41,930	(160,379)	(118,449)
American Century VP Value Class II	101,297	(123,799)	(22,502)
American Funds Growth Class 2	139,960	(260,568)	(120,608)
American Funds Growth-Income Class 2	47,667	(241,259)	(193,592)
Delaware VIP High Yield Standard Class	505,582	(435,187)	70,395
Deutsche Small Cap Index VIP Class B	26,752	(114,608)	(87,856)
Fidelity VIP Contrafund Initial Class	70,240	(317,589)	(247,349)
Fidelity VIP Equity-Income Initial Class	39,146	(213,061)	(173,915)
Fidelity VIP Growth Initial Class	62,143	(306,270)	(244,127)
Fidelity VIP High Income Initial Class	71	(1,703)	(1,632)
Fidelity VIP Investment Grade Bond Service Class 2	121,895	(202,226)	(80,331)
Fidelity VIP Mid Cap Service Class 2	57,262	(101,055)	(43,793)
Franklin Small Cap Value VIP Class 2	72,488	(123,015)	(50,527)
Goldman Sachs VIT Strategic Growth Institutional Class	56,519	(120,571)	(64,052)
LVIP Capital Growth Standard Class	21,990	(354,085)	(332,095)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	32,873	(93,965)	(61,092)
LVIP Delaware Bond Service Class	41,064	(202,222)	(161,158)
LVIP Delaware Foundation Conservative Allocation Service Class	38,533	(137,756)	(99,223)
LVIP Delaware Growth and Income Service Class	43,525	(170,805)	(127,280)
LVIP JPMorgan Mid Cap Value RPM Standard Class	10,151	(83,092)	(72,941)
LVIP Managed Risk Profile 2010 Standard Class	27,146	(16,965)	10,181
LVIP Managed Risk Profile 2020 Standard Class	64,246	(51,834)	12,412
LVIP Managed Risk Profile 2030 Standard Class	25,866	(39,066)	(13,200)
LVIP Managed Risk Profile 2040 Standard Class	46,786	(69,842)	(23,056)
LVIP Managed Risk Profile Conservative Standard Class	83,141	(87,138)	(3,997)
LVIP Managed Risk Profile Growth Standard Class	400,403	(41,475)	358,928
LVIP Managed Risk Profile Moderate Standard Class	213,664	(655,173)	(441,509)
LVIP MFS International Growth Standard Class	61,251	(223,625)	(162,374)
LVIP MFS Value Standard Class	17,323	(173,346)	(156,023)
LVIP Mid-Cap Value Standard Class	101,437	(134,525)	(33,088)
LVIP Money Market Standard Class	1,339,918	(1,937,114)	(597,196)
LVIP SSgA Global Tactical Allocation RPM Standard Class	50,133	(21,890)	28,243
LVIP SSgA S&P 500 Index Standard Class	147,544	(885,331)	(737,787)
LVIP SSgA Small-Cap Index Standard Class	22,859	(115,766)	(92,907)

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price Growth Stock Standard Class	46,014	(293,938)	(247,924)
LVIP Templeton Growth RPM Standard Class	83,413	(157,051)	(73,638)
MFS VIT Research Initial Class	6,006	(92,492)	(86,486)
MFS VIT Utilities Initial Class	45,359	(147,973)	(102,614)
PIMCO VIT Total Return Administrative Class	283,422	(766,935)	(483,513)
ProFund VP Asia 30	117,290	(128,819)	(11,529)
ProFund VP Europe 30	152,733	(126,608)	26,125
ProFund VP Financials	461,293	(280,823)	180,470
ProFund VP Health Care	220,162	(160,864)	59,298
ProFund VP Large-Cap Growth	201,208	(138,859)	62,349
ProFund VP Large-Cap Value	105,469	(93,316)	12,153
ProFund VP Rising Rates Opportunity	399,957	(481,461)	(81,504)
ProFund VP Small-Cap Growth	87,994	(90,712)	(2,718)
ProFund VP Small-Cap Value	104,830	(103,274)	1,556
ProFund VP Technology	90,896	(93,971)	(3,075)
ProFund VP U.S. Government Plus	40,849	(46,818)	(5,969)
T. Rowe Price Mid-Cap Growth Class II	4,660	(26,124)	(21,464)
Templeton Foreign VIP Class 1	60,421	(223,665)	(163,244)
Templeton Foreign VIP Class 2	73,961	(140,065)	(66,104)
Vanguard VIF Mid-Cap Index	229,173	(263,989)	(34,816)
Vanguard VIF REIT Index	89,244	(199,315)	(110,071)
Vanguard VIF Small Company Growth	86,912	(140,067)	(53,155)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 30, 2015

Part C - Ensemble III

Item 26:  Exhibits

(1)      Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984. (1)

(2)      N/A

(3)      Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. (2).

(4)      Policy (3)

Specimen Riders (4)

(a)      Death Benefit Maintenance Rider (5)

(b)      Accelerated Benefits Rider (5)

(c)      Accidental Death Benefit Rider (5)

(d)      Automatic Insurance Rider (5)

(e)      Accelerated Benefits Rider (5)

(f)       Guaranteed Death Benefit Rider (5)

(g)      Guaranteed Insurability Option Rider (5)

(h)      Supplemental Coverage Rider (5)

(i)       Spouse Term Insurance Rider (5)

(j)       Disability Waiver of Monthly Deduction Benefit Rider (5)

(k)      Disability Waiver of Specified Premium Benefit Rider (5)

(l)       Children’s Term Insurance Rider (6)

(5)      Specimen Application (5)

(6)      (a)     Articles of Incorporation of The Lincoln National Life Insurance Company(7)

(b)      By-laws of The Lincoln National Life Insurance Company(8)

(7)      Reinsurance Contracts(5)

(8)      Fund Participation Agreement between The Lincoln National Life Insurance Company and:

(a)      American Century Investment Variable Portfolios, Inc. (13)

(b)      American Funds Insurance Series(10)

(c)      Delaware VIP Trust(10)

(d)      Deutsche Investments VIT Funds(9)

(e)      Fidelity(R) Variable Insurance Products(10)

(f)       Franklin Templeton Variable Insurance Products Trust(10)

(g)      Goldman Sachs Variable Insurance Trust(10)

(h)      Lincoln Variable Insurance Products Trust(10)

(i)       MFS(R) Variable Insurance Trust(10)

(j)       PIMCO Variable Insurance Trust(10)

(k)      ProFunds VP(11)

(l)       T. Rowe Price Equity Series, Inc. (11)

(m)     Vanguard Variable Insurance Fund(11)

(9)      Accounting and Financial Administration Services Agreement dated October 1, 2007among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity of NewYork. (12)

(10)    N/A

(11)    Opinion and Consent of John L. Reizian, Esq.

(12)    N/A

(13)    N/A

(14)    Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

(15)    N/A

(16)    N/A

(17)    Compliance Procedures (10)

(1)      Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2)      Incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(3)      Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No: 333-93367) filed on April 19, 2000.

(4)      Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No.: 33-77496) filed on April 22, 1996.

(5)      Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(6)      Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 033-07734) filed on April 29, 2003.

(7)      Incorporated by reference to Pre-Effective Amendment No. 1 (File No.: 333-04999) filed on September 24, 1996.

(8)      Incorporated by reference to Post-Effective Amendment No. 3 (File No.: 333-118478) filed on April 5, 2007.

(9)      Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No.: 333-146507) filed on April 2, 2013.

(10)    Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

(11)    Incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No.: 033-77496) filed on April 2, 2007.

(12)    Incorporated by reference to Registration Statement on Form N-4 (File No.: 333-147673) filed on November 28, 2007.

(13)    Incorporated by reference to Post-Effective Amendment No. 16 on From N-6 (File No.: 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor

Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer

*      Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**   Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (10)

Item 29. Indemnification

(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life  Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify  certain persons against expenses, judgments and certain other specified  costs incurred by any such person if he/she is made a party or is  threatened to be made a party to a suit or proceeding because he/she was a  director, officer, or employee of Lincoln Life, as long as he/she acted in  good faith and in a manner he/she reasonably believed to be in the best  interests of, or not opposed to the best interests of, Lincoln Life.  Certain additional conditions apply to indemnification in criminal  proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(8) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities  Act of 1933 may be permitted to directors, officers and controlling  persons of the Registrant pursuant to the provisions described in Item  28(a) above or otherwise, the Registrant has been advised that in the  opinion of the Securities and Exchange Commission such indemnification is  against public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such  liabilities (other than the payment by the Registrant of expenses incurred  or paid by a director, officer, or controlling person of the Registrant in  the successful defense of any such action, suit or proceeding) is asserted  by such director, officer or controlling person in connection with the  securities being registered, the Registrant will, unless in the opinion of  its counsel the matter has been settled by controlling precedent, submit  to a court of appropriate jurisdiction the question whether such  indemnification by it is against public policy as expressed in the Act and  will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)         Lincoln Financial Distributors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b)      Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Joel Schwartz*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O’Neill*	Senior Vice President, Chief Operating Officer, and Director

*      Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19102

**   Principal Business address is 350 Church Street, Hartford, CT 06103

*** Principal Business address is 100 N. Greene Street, Greensboro, NC 27401

(c)      N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 10 to the Registration Statement (File No.: 333-144272; 811-4160; CIK No. 0000757552) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 30th day of April, 2015.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account JF-A
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement (File No.: 333-144272; 811-4160; CIK No. 0000757552) on Form N-6 has been signed below on April 30, 2015, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and
Ellen G. Cooper	Director

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *	Senior Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Eric S. Levy, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer
Ellen Cooper	and Director

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ Eric S. Levy
Eric S. Levy

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: March 2015